     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2004
                                                     REGISTRATION NOS.: 33-48765
                                                                        811-6711
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                     [X]
                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                        POST-EFFECTIVE AMENDMENT NO. 15                      [X]

                                    AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                                [X]
                                AMENDMENT NO. 16                             [X]

                               ----------------

                       MORGAN STANLEY SPECIAL GROWTH FUND
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                                BARRY FINK, ESQ.
                           1221 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10020

                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                ----------------

                                    COPY TO:

             CARL FRISCHLING, ESQ.               LEONARD B. MACKEY, JR., ESQ.
         KRAMER LEVIN NAFTALIS & FRANKEL LLP        CLIFFORD CHANCE US LLP
               919 THIRD AVENUE                         200 PARK AVENUE
           NEW YORK, NEW YORK 10022                NEW YORK, NEW YORK 10166

                                ----------------
                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Post-Effective Amendment becomes effective. IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

                 X    immediately upon filing pursuant to paragraph (b)
              ------

                      on (date) pursuant to paragraph (b)
              ------

                      60 days after filing pursuant to paragraph (a)
              ------

                      on (date) pursuant to paragraph (a)(2) of rule 485.
              ------


            AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS


================================================================================

                                             [MORGAN STANLEY FUNDS LOGO OMITTED]










                                                                  Morgan Stanley
                                                             Special Growth Fund


                                   A mutual fund that seeks capital appreciation

--------------------------------------------------------------------------------



[MORGAN STANLEY LOGO OMITTED]

--------------------------------------------------------------------------------




The Securities and Exchange Commission has not approved or
disapproved these securities or passed upon the adequacy of           Prospectus
this Prospectus. Any representation to the contrary is a          April 30, 2004
criminal offense.

--------------------------------------------------------------------------------



Contents

--------------------------------------------------------------------------------

THE FUND

      Investment Objective..................................................1


      Principal Investment Strategies.......................................1


      Principal Risks.......................................................2



      Past Performance......................................................4


      Fees and Expenses.....................................................6


      Additional Investment Strategy Information............................7


      Additional Risk Information...........................................8


      Fund Management.......................................................9




SHAREHOLDER INFORMATION



      Pricing Fund Shares..................................................10


      How to Buy Shares....................................................10


      How to Exchange Shares...............................................12


      How to Sell Shares...................................................14


      Distributions........................................................16


      Tax Consequences.....................................................16


      Share Class Arrangements.............................................17


ADDITIONAL INFORMATION ....................................................24


FINANCIAL HIGHLIGHTS.......................................................25



MORGAN STANLEY FUNDS........................................Inside Back Cover






This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

--------------------------------------------------------------------------------



The Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE


[TARGET GRAPHIC OMITTED] Morgan Stanley Special Growth Fund seeks capital appreciation.

[SIDEBAR]
----------------
CAPITAL APPRECIATION

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[/SIDEBAR]

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES



[CHESS GRAPHIC OMITTED] The Fund will normally invest at least 65% of its assets in a diversified portfolio of common stocks and other equity securities of small companies with market capitalizations, at the time of purchase, within the capitalization range of securities comprising the Russell 2000 (Registered Trademark) Growth Index (approximately $32 million to $2.75 billion as of March 31, 2004). The Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., invests in companies that it believes exhibit superior earnings growth potential and attractive stock market valuations. In determining which securities to buy, hold or sell for the Fund, the Investment Manager uses its proprietary research in pursuing a philosophy that emphasizes individual company selection. Quantitative and qualitative standards are used to screen companies to provide a list of potential investment securities. The Investment Manager then subjects these securities to a fundamental analysis using a variety of criteria. There are no minimum rating or quality requirements with respect to the convertible securities in which the Fund may invest and the Fund may invest up to 35% of its net assets in these investments.


The Fund's small cap equity investments may include foreign securities (held either directly or in the form of depositary receipts). However, the Fund may only invest up to 25% of its net assets in foreign securities that are not listed in the U.S. on a national securities exchange.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The remaining 35% of the Fund's assets may be invested in equity securities of medium-sized or large companies. The Fund may also invest in options and futures and forward foreign currency exchange contracts.

In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.

--------------------------------------------------------------------------------
PRINCIPAL RISKS

[SCALES GRAPHIC OMITTED] There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

A principal risk of investing in the Fund is associated with its investments in common stock of small companies. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Investing in securities of small companies may involve greater risk than is customarily associated with investing in more established companies. Often, small companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, financial resources and less experienced management. As a consequence, their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

CONVERTIBLE SECURITIES.   The Fund also may invest a portion of its assets in
convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of the Fund's convertible investments may be rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

FOREIGN SECURITIES.   The Fund's investments in foreign securities involve
risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.


OTHER RISKS.   The performance of the Fund also will depend on whether the
Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments including the risks associated with its investments in options and futures and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.


Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other governmental agency.

[SIDEBAR]
----------------
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past 10 calendar years.
[/SIDEBAR]

--------------------------------------------------------------------------------
PAST PERFORMANCE


[CALENDAR GRAPHIC OMITTED] The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS


                                [CHART OMITTED]

                                   1994   -4.62
                                   1995   60.21
                                   1996   13.71
                                   1997   10.64
                                   1998   19.39
                                   1999  132.45
                                   2000  -37.88
                                   2001  -33.99
                                   2002  -51.08
                                   2003   43.42



The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. Year-to-date total return as of March 31, 2004 was 4.23%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 82.25% (quarter ended December 31, 1999), and the lowest return for a calendar quarter was --45.31% (quarter ended September 30, 2001).

[SIDEBAR]
----------------
AVERAGE ANNUAL TOTAL RETURNS

This table compares the Fund's average annual total returns with those of broad measures of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).
[/SIDEBAR]


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



-----------------------------------------------------------------------------------------------------------------------
                                                        PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND
-----------------------------------------------------------------------------------------------------------------------
Class A(1):  Return Before Taxes                         37.03%         -8.05%            --             -2.39%
-----------------------------------------------------------------------------------------------------------------------
             Russell 2000 Growth Index(2)                48.54%          0.86%            --              1.41%
-----------------------------------------------------------------------------------------------------------------------
             Lipper Small-Cap Growth Funds Index(3)      44.77%          6.16%            --              5.30%
-----------------------------------------------------------------------------------------------------------------------
             Lipper Mid-Cap Growth Funds Index(4)        35.42%          2.18%            --              4.13%
-----------------------------------------------------------------------------------------------------------------------
Class B(1):  Return Before Taxes                         38.42%         -8.06%          4.38%               --
-----------------------------------------------------------------------------------------------------------------------
             Return After Taxes on Distributions(5)      38.42%         -8.50%          4.13%               --
-----------------------------------------------------------------------------------------------------------------------
             Return After Taxes on Distributions and
             Sale of Fund Shares                         24.97%         -6.38%          4.00%               --
-----------------------------------------------------------------------------------------------------------------------
             Russell 2000 Growth Index(2)                48.54%          0.86%          5.43%               --
-----------------------------------------------------------------------------------------------------------------------
             Lipper Small-Cap Growth Funds Index(3)      44.77%          6.16%          9.05%               --
-----------------------------------------------------------------------------------------------------------------------
             Lipper Mid-Cap Growth Funds Index(4)        35.42%          2.18%          8.25%               --
-----------------------------------------------------------------------------------------------------------------------
Class C(1):  Return Before Taxes                         42.40%         -7.77%            --             -2.33%
-----------------------------------------------------------------------------------------------------------------------
             Russell 2000 Growth Index(2)                48.54%          0.86%            --              1.41%
-----------------------------------------------------------------------------------------------------------------------
             Lipper Small-Cap Growth Funds Index(3)      44.77%          6.16%            --              5.30%
-----------------------------------------------------------------------------------------------------------------------
             Lipper Mid-Cap Growth Funds Index(4)        35.42%          2.18%            --              4.13%
-----------------------------------------------------------------------------------------------------------------------
Class D(1):  Return Before Taxes                         44.88%         -6.87%            --             -1.37%
-----------------------------------------------------------------------------------------------------------------------
             Russell 2000 Growth Index(2)                48.54%          0.86%            --              1.41%
-----------------------------------------------------------------------------------------------------------------------
             Lipper Small-Cap Growth Funds Index(3)      44.77%          6.16%            --              5.30%
-----------------------------------------------------------------------------------------------------------------------
             Lipper Mid-Cap Growth Funds Index(4)        35.42%          2.18%            --              4.13%
-----------------------------------------------------------------------------------------------------------------------



(1) Classes A, C and D commenced operations on July 28, 1997. Class B commenced operations on August 2, 1993.

(2) The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3) The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the Fund's latest fiscal period, the Fund is in the Lipper Small- Cap Growth Fund's classification.

(4) The Lipper Mid-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(5) These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.


Included in the table above are the after-tax returns for the Fund's Class B shares. The after-tax returns for the Fund's other Classes will vary from the Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as

401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.


--------------------------------------------------------------------------------
FEES AND EXPENSES


[DOLLAR GRAPHIC OMITTED] The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

[SIDEBAR]
----------------
SHAREHOLDER FEES

These fees are paid directly from your investment.
[/SIDEBAR]

SHAREHOLDER FEES

---------------------------------------------------------------------------------------------------------------------
                                                             CLASS A        CLASS B         CLASS C       CLASS D
---------------------------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)                     5.25%(1)           None            None              None
---------------------------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a
  percentage based on the lesser of the offering price
  or net asset value at redemption)                       None(2)          5.00%(3)         1.00%(4)           None
---------------------------------------------------------------------------------------------------------------------

[SIDEBAR]
----------------
ANNUAL FUND OPERATING EXPENSES

These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended February 29, 2004.
[/SIDEBAR]

ANNUAL FUND OPERATING EXPENSES


---------------------------------------------------------------------------------------------
                                           CLASS A     CLASS B     CLASS C      CLASS D
---------------------------------------------------------------------------------------------
  Management fee                            1.00%       1.00%       1.00%       1.00%
---------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees     0.25%       1.00%       1.00%       None
---------------------------------------------------------------------------------------------
  Other expenses                            0.56%       0.56%       0.56%       0.56%
---------------------------------------------------------------------------------------------
  Total annual Fund operating expenses      1.81%       2.56%       2.56%       1.56%
---------------------------------------------------------------------------------------------


(1)  Reduced for purchases of $25,000 and over.

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4)  Only applicable if you sell your shares within one year after purchase.


EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.

-----------------------------------------------------------------------------------------------------------
                         IF YOU SOLD YOUR SHARES:                       IF YOU HELD YOUR SHARES:
              ---------------------------------------------- ----------------------------------------------
                 1 YEAR     3 YEARS     5 YEARS    10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------------------
   Class A      $699       $1,065      $1,454      $2,540      $699       $1,065      $1,454      $2,540
-----------------------------------------------------------------------------------------------------------
   Class B      $759       $1,096      $1,560      $2,895      $259         $796      $1,360      $2,895
-----------------------------------------------------------------------------------------------------------
   Class C      $359         $796      $1,360      $2,895      $259         $796      $1,360      $2,895
-----------------------------------------------------------------------------------------------------------
   Class D      $159         $493        $850      $1,856      $159         $493        $850      $1,856
-----------------------------------------------------------------------------------------------------------


While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

--------------------------------------------------------------------------------
ADDITIONAL INVESTMENT STRATEGY INFORMATION


[CHESS GRAPHIC OMITTED] This section provides additional information relating to the Fund's principal investment strategies.

OTHER INVESTMENTS.   The Fund may invest up to 35% of its assets in the equity
securities of medium-sized or large companies.

OPTIONS AND FUTURES.   The Fund may invest in put and call options and futures
with respect to stock indexes. The Fund may use options and futures to seek to protect against a decline in securities prices or an increase in prices of securities that may be purchased.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS.   The Fund's investments also may
include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Fund may use these instruments to modify its exposure to various currency markets.


DEFENSIVE INVESTING.   The Fund may take temporary "defensive" positions in
attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

PORTFOLIO TURNOVER.   The Fund may engage in active and frequent trading of its
portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the Fund's portfolio turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. See the sections on "Distributions" and "Tax Consequences."

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION

[SCALES GRAPHIC OMITTED] This section provides additional information relating to the principal risks of investing in the Fund.

OPTIONS AND FUTURES.   If the Fund invests in options and/or futures, its
participation in these markets would subject the Fund's portfolio to certain risks. The Investment Manager's predictions of movements in the direction of the stock markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS.   Use of forward foreign currency
exchange contracts involves risks. If the Investment Manager employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and thus, could involve a significant risk.

[SIDEBAR
----------------
MORGAN STANLEY
INVESTMENT ADVISORS INC.

The Investment Manager is widely recognized as a leader in the mutual fund industry and had approximately $110 billion in assets under management or administration as of March 31, 2004.
[/SIDEBAR]


--------------------------------------------------------------------------------
FUND MANAGEMENT



[PROFILES GRAPHIC OMITTED] The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Manager's address is 1221 Avenue of the Americas, New York, NY 10020.

The Fund's portfolio is managed within the Investment Manager's Small/Mid-Cap Growth team. Current members of the team include Dennis Lynch, a Managing Director of the Investment Manager, and David Cohen, an Executive Director of the Investment Manager.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended February 29, 2004, the Fund accrued total compensation to the Investment Manager amounting to 1.00% of the Fund's average daily net assets..

--------------------------------------------------------------------------------



Shareholder Information

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRICING FUND SHARES

[DOLLAR GRAPHIC OMITTED] The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.


An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


[SIDEBAR]
----------------
CONTACTING A
FINANCIAL ADVISOR

If you are new to the Morgan Stanley Funds and would like to contact a Morgan Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
[/SIDEBAR]


--------------------------------------------------------------------------------
HOW TO BUY SHARES


[HANDSHAKE GRAPHIC OMITTED] You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.


When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares.


[SIDEBAR]
---------------------------------
EasyInvest (Registered Trademark)

A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
[/SIDEBAR]



MINIMUM INVESTMENT AMOUNTS


----------------------------------------------------------------------------------------------------------
                                                                                   MINIMUM INVESTMENT
                                                                               ---------------------------
 INVESTMENT OPTIONS                                                                INITIAL      ADDITIONAL
----------------------------------------------------------------------------------------------------------
  Regular Accounts                                                               $1,000            $100
----------------------------------------------------------------------------------------------------------
  Individual Retirement Accounts                                                 $1,000            $100
----------------------------------------------------------------------------------------------------------
  Coverdell Education Savings Account                                              $500            $100
----------------------------------------------------------------------------------------------------------
  EasyInvest (Registered Trademark)
----------------------------------------------------------------------------------------------------------
  (Automatically from your checking or savings account or Money Market Fund)       $100*           $100*
----------------------------------------------------------------------------------------------------------


*    Provided your schedule of investments totals $1,000 in twelve months.


There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; or (4) employer-sponsored employee benefit plan accounts.



INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D
SHARES.

To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: Morgan Stanley Special Growth Fund.

o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

[ARROWS GRAPHIC OMITTED] PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's prospectus for its designation.


Exchanges may be made after shares of the fund acquired by purchase have been held for 30 days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

EXCHANGE PROCEDURES.   You can process an exchange by contacting your Morgan
Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling
(800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES.   For your protection when calling Morgan Stanley Trust,
we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS.   If you have pledged your Fund shares in a margin account,
contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES.   If you exchange shares of the Fund for
shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES.   Certain patterns of past exchanges and/or purchase
or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.


CDSC CALCULATIONS ON EXCHANGES.   See the "Share Class Arrangements" section of
this Prospectus for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.


For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

--------------------------------------------------------------------------------
HOW TO SELL SHARES

[HANDSHAKE GRAPHIC OMITTED] You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next share price calculated after we receive your order to sell as described below.

OPTIONS            PROCEDURES
------------------------------------------------------------------------------------------------------------------
Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor  financial representative.

                   Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
------------------------------------------------------------------------------------------------------------------
By Letter          You can also sell your shares by writing a "letter of instruction" that includes:

                   o your account number;

                   o the name of the Fund;

                   o the dollar amount or the number of shares you wish to sell;

                   o the Class of shares you wish to sell; and

                   o the signature of each owner as it appears on the account.

                   If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley
                   Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                   Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                   A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
------------------------------------------------------------------------------------------------------------------
Systematic         If your investment in all of the Morgan Stanley Funds has a total market value of at least
Withdrawal Plan    $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

                   Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class
                   Arrangements" section of this Prospectus.
------------------------------------------------------------------------------------------------------------------

OPTIONS            PROCEDURES
------------------------------------------------------------------------------------------------------------------
Systematic         To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor
Withdrawal Plan    or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please
(continued)        remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
------------------------------------------------------------------------------------------------------------------

PAYMENT FOR SOLD SHARES.   After we receive your complete instructions to sell
as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE.   If you sell Fund shares and have not previously
exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.


INVOLUNTARY SALES.   The Fund reserves the right, on 60 days' notice, to sell
the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest (Registered Trademark) , if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.


MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[SIDEBAR]
----------------------
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
[/SIDEBAR]

--------------------------------------------------------------------------------
DISTRIBUTIONS

[CHECKBOX GRAPHIC OMITTED] The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders semi-annually. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.


Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan Stanley Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.


--------------------------------------------------------------------------------
TAX CONSEQUENCES

[1040 GRAPHIC OMITTED] As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o    The Fund makes distributions; and

o    You sell Fund shares, including an exchange to another Morgan Stanley Fund.

TAXES ON DISTRIBUTIONS.   Your distributions are normally subject to federal
and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under recently enacted legislation, a portion of the ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.


Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES.   Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.



When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this Prospectus this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.


--------------------------------------------------------------------------------
SHARE CLASS ARRANGEMENTS

[ABCD GRAPHIC OMITTED] The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:


------------------------------------------------------------------------------------------------------------------------------------
  CLASS   SALES CHARGE                                                                                  MAXIMUM ANNUAL 12B-1 FEE
------------------------------------------------------------------------------------------------------------------------------------
   A      Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more; shares sold
          without an initial sales charge are generally subject to a 1.0% CDSC during the first year               0.25%
------------------------------------------------------------------------------------------------------------------------------------
   B      Maximum 5.0% CDSC during the first year decreasing to 0% after six years                                 1.00%
------------------------------------------------------------------------------------------------------------------------------------
   C      1.0% CDSC during the first year                                                                          1.00%
------------------------------------------------------------------------------------------------------------------------------------
   D      None                                                                                                     None
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.

The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.


[SIDEBAR]
----------------
FRONT-END SALES CHARGE OR FSC

An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
[/SIDEBAR]


The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:


---------------------------------------------------------------------------------------
                                                   FRONT-END SALES CHARGE
                                      -------------------------------------------------
                                           PERCENTAGE OF        APPROXIMATE PERCENTAGE
 AMOUNT OF SINGLE TRANSACTION          PUBLIC OFFERING PRICE    OF NET AMOUNT INVESTED
---------------------------------------------------------------------------------------
  Less than $25,000                        5.25%                   5.54%
---------------------------------------------------------------------------------------
  $25,000 but less than $50,000            4.75%                   4.99%
---------------------------------------------------------------------------------------
  $50,000 but less than $100,000           4.00%                   4.17%
---------------------------------------------------------------------------------------
  $100,000 but less than $250,000          3.00%                   3.09%
---------------------------------------------------------------------------------------
  $250,000 but less than $500,000          2.50%                   2.56%
---------------------------------------------------------------------------------------
  $500,000 but less than $1 million        2.00%                   2.04%
---------------------------------------------------------------------------------------
  $1 million and over                      0.00%                   0.00%
---------------------------------------------------------------------------------------

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

o    A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o    Tax-exempt organizations.

o    Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE.   You also will have the benefit of reduced sales
charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.


RIGHT OF ACCUMULATION.   You also may benefit from a reduction of sales charges
if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Morgan Stanley Funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.


LETTER OF INTENT.   The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


OTHER SALES CHARGE WAIVERS.   In addition to investments of $1 million or more,
your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

o A trust for which a banking affiliate of the Investment Manager provides discretionary trustee services.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

o Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.

o A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

o Insurance company separate accounts that have been approved by the Fund's distributor.

o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) the client sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.

o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

o Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21 and trust accounts for which any of such persons is a beneficiary.


CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

[SIDEBAR]
----------------------------------------
CONTINGENT DEFERRED SALES CHARGE OR CDSC

A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
[/SIDEBAR]

--------------------------------------------------------------------------------
 YEAR SINCE PURCHASE PAYMENT MADE        CDSC AS A PERCENTAGE OF AMOUNT REDEEMED
--------------------------------------------------------------------------------
  First                                                 5.0%
--------------------------------------------------------------------------------
  Second                                                4.0%
--------------------------------------------------------------------------------
  Third                                                 3.0%
--------------------------------------------------------------------------------
  Fourth                                                2.0%
--------------------------------------------------------------------------------
  Fifth                                                 2.0%
--------------------------------------------------------------------------------
  Sixth                                                 1.0%
--------------------------------------------------------------------------------
  Seventh and thereafter                                None
--------------------------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC WAIVERS.   A CDSC, if otherwise applicable, will be waived in the case of:

o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

o Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 591/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 591/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o    Sales of shares held for you as a participant in a Morgan Stanley Eligible
     Plan.

o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.


o Sales of shares purchased prior to April 1, 2004 or acquired in exchange for shares purchased prior to April 1, 2004, if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares acquired in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative or call (800) 869-NEWS.


DISTRIBUTION FEE.   Class B shares are subject to an annual distribution
(12b-1) fee of 1.0% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gain distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class
B. This fee is higher than the annual distribution fee paid by Class A.


CONVERSION FEATURE.   After 10 years, Class B shares will convert automatically
to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

EXCHANGING SHARES SUBJECT TO A CDSC.   There are special considerations when
you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect, the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund in a regular account for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

DISTRIBUTION FEE.   Class C shares are subject to an annual distribution
(12b-1) fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike

Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two classes.

o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

o Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.

o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).

MEETING CLASS D ELIGIBILITY MINIMUMS.   To meet the $5 million ($25 million for
Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.


NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12B-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.


ADDITIONAL INFORMATION The Investment Advisor and/or the Distributor may pay additional compensation (out of their own funds and not as an expense of the Fund) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of shares of the Fund shares. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with incentive to favor sales of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information.

--------------------------------------------------------------------------------



Financial Highlights

--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

CLASS A SHARES



---------------------------------------------------------------------------------------------------------------------------
 FOR THE YEAR ENDED FEBRUARY 28,                      2004*          2003           2002           2001           2000*
---------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period               $ 9.64       $16.45         $24.42          $62.72        $23.13
                                                   ------       ------         ------          ------        ------
Income (loss) from investment operations:
  Net investment loss[+/+]                          (0.21)       (0.20)         (0.30)          (0.40)        (0.41)
  Net realized and unrealized gain (loss)            5.78        (6.61)         (7.67)         (36.19)        42.93
                                                   ------       ------         ------          ------        ------
Total income (loss) from investment operations       5.57        (6.81)         (7.97)         (36.59)        42.52
                                                   ------       ------         ------          ------        ------
Less distributions from net realized gain            --            --             --            (1.71)        (2.93)
                                                   ------       ------         ------          ------        ------
Net asset value, end of period                     $15.21       $ 9.64         $16.45          $24.42        $62.72
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                       57.78%      (41.40)%       (32.64)%        (59.57)%      191.77%
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                             1.81%        1.76%         1.59%           1.33%         1.40%
Net investment loss                                 (1.66)%      (1.65)%       (1.40)%         (0.95)%       (1.13)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands           $11,026      $11,270       $14,064         $21,357       $36,835
Portfolio turnover rate                               177%         119%           25%             37%           59%
-------------------------------------------------------------------------------------------------------------------------




*     Year ended February 29.

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


CLASS B SHARES




----------------------------------------------------------------------------------------------------------------------------------
                                                       2004*            2003            2002            2001            2000*
 FOR THE YEAR ENDED FEBRUARY 28,                 --------------- --------------- --------------- --------------- -----------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period                   $ 9.23        $15.88            $23.76        $61.57            $22.84
                                                       ------        ------            ------        ------            ------
Income (loss) from investment operations:
  Net investment loss[+/+]                              (0.29)        (0.30)            (0.45)        (0.69)            (0.55)
  Net realized and unrealized gain (loss)                5.52         (6.35)            (7.43)       (35.41)            42.21
                                                       ------        ------            ------        ------            ------
Total income (loss) from investment operations           5.23         (6.65)            (7.88)       (36.10)            41.66
                                                       ------        ------            ------        ------            ------
Less distributions from net realized gain                 --            --                --          (1.71)            (2.93)
                                                       ------        ------            ------        ------            ------
Net asset value, end of period                         $14.46        $ 9.23            $15.88        $23.76            $61.57
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                           56.66%       (41.88)%          (33.16)%      (59.89)%          190.41%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                                 2.56%         2.55%             2.35%         2.03%             1.85%
Net investment loss                                     (2.41)%       (2.44)%           (2.16)%       (1.65)%           (1.58)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands              $144,850      $109,784          $260,504      $459,380        $1,069,967
Portfolio turnover rate                                   177%          119%               25%           37%               59%
----------------------------------------------------------------------------------------------------------------------------------



*     Year ended February 29.

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

--------------------------------------------------------------------------------






--------------------------------------------------------------------------------

CLASS C SHARES




----------------------------------------------------------------------------------------------------------------------------------
                                                       2004*            2003            2002            2001           2000*
 FOR THE YEAR ENDED FEBRUARY 28,                 --------------- --------------- --------------- --------------- --------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $ 9.21           $15.85         $23.67          $61.40         $22.85
                                                     ------           ------         ------          ------         ------
Income (loss) from investment operations:
  Net investment loss[+/+]                            (0.29)           (0.30)         (0.41)          (0.73)         (0.70)
  Net realized and unrealized gain (loss)              5.51            (6.34)         (7.41)         (35.29)         42.18
                                                     ------           ------         ------          ------         ------
Total income (loss) from investment operations         5.22            (6.64)         (7.82)         (36.02)         41.48
                                                     ------           ------         ------          ------         ------
Less distributions from net realized gain               --               --             --            (1.71)         (2.93)
                                                     ------           ------         ------          ------         ------
Net asset value, end of period                       $14.43           $ 9.21         $15.85          $23.67         $61.40
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                         56.79%         (41.78)%        (33.16)%        (59.93)%       189.51%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                              2.56%            2.55%           2.20%           2.16%          2.18%
Net investment loss                                  (2.41)%          (2.44)%         (2.01)%         (1.78)%        (1.91)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands             $7,751           $5,398         $11,294         $19,639        $28,675
Portfolio turnover rate                                177%             119%             25%             37%            59%
----------------------------------------------------------------------------------------------------------------------------------



*     Year ended February 29.

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


CLASS D SHARES




----------------------------------------------------------------------------------------------------------------------------------
                                                       2004*            2003            2002            2001           2000*
 FOR THE YEAR ENDED FEBRUARY 28,                 --------------- --------------- --------------- --------------- ---------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $ 9.75          $16.61         $24.60          $63.11          $23.20
                                                     ------          ------         ------          ------          ------
Income (loss) from investment operations:
  Net investment loss[+/+]                            (0.18)          (0.18)         (0.25)          (0.32)          (0.35)
  Net realized and unrealized gain (loss)              5.86           (6.68)         (7.74)         (36.48)          43.19
                                                     ------          ------         ------          ------          ------
Total income (loss) from investment operations         5.68           (6.86)         (7.99)         (36.80)          42.84
                                                     ------          ------         ------          ------          ------
Less distributions from net realized gain               --              --             --            (1.71)          (2.93)
                                                     ------          ------         ------          ------          ------
Net asset value, end of period                       $15.43          $ 9.75         $16.61          $24.60          $63.11
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                        58.26%          (41.30)%       (32.48)%        (59.53)%        192.59%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                              1.56%            1.55%          1.35%           1.16%           1.18%
Net investment loss                                  (1.41)%          (1.44)%        (1.16)%         (0.78)%         (0.91)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands            $38,907          $29,634        $35,683         $41,207         $21,570
Portfolio turnover rate                                177%             119%            25%             37%             59%
----------------------------------------------------------------------------------------------------------------------------------



*     Year ended February 29.

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

--------------------------------------------------------------------------------



Morgan Stanley Funds

--------------------------------------------------------------------------------

------------------------
GLOBAL/INTERNATIONAL FUNDS

European Growth Fund
Fund of Funds - International Portfolio
Global Advantage Fund
Global Dividend Growth Securities
International Fund
International SmallCap Fund
International Value Equity Fund
Japan Fund
Latin American Growth Fund
Pacific Growth Fund


------------------------
GROWTH FUNDS

Aggressive Equity Fund
American Opportunities Fund
Capital Opportunities Trust
Developing Growth Securities Trust
Growth Fund
KLD Social Index Fund
Nasdaq-100 Index Fund
Small-Mid Special Value Fund
Special Growth Fund
Special Value Fund


------------------------
GROWTH + INCOME FUNDS

Allocator Fund
Balanced Growth Fund
Balanced Income Fund
Convertible Securities Trust
Dividend Growth Securities
Fund of Funds - Domestic Portfolio
Fundamental Value Fund
Income Builder Fund
Mid-Cap Value Fund
S&P 500 Index Fund
Strategist Fund
Total Market Index Fund
Total Return Trust
Value Fund
Value-Added Market Series -
 Equity Portfolio


------------------------
INCOME FUNDS

Federal Securities Trust
Flexible Income Trust
High Yield Securities
Limited Duration Fund(NL)
Limited Duration U.S. Treasury Trust
Liquid Asset Fund(MM)
Quality Income Trust
U.S. Government Money Market Trust(MM)
U.S. Government Securities Trust


------------------------
SPECIALTY FUNDS

Biotechnology Fund
Financial Services Trust
Global Utilities Fund
Health Sciences Trust
Information Fund
Natural Resource Development  Securities
Real Estate Fund
Utilities Fund


------------------------
TAX-FREE INCOME FUNDS

California Tax-Free Daily Income Trust(MM)
California Tax-Free Income Fund
Hawaii Municipal Trust(FSC)
Limited Term Municipal Trust(NL)
Multi-State Municipal Series Trust(FSC)
New York Municipal Money Market
 Trust(MM)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust
Tax-Free Daily Income Trust(MM)

There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund, except for Limited Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are:
NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call: (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:
WWW.MORGANSTANLEY.COM/FUNDS

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

 TICKER SYMBOLS:
------------------------------------
CLASS A:     SMPAX CLASS B:    SMPBX
------------------ -----------------
CLASS C:     SMPCX CLASS D:    SMPDX
------------------ -----------------


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-6711)



Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

(Copyright)  2004 Morgan Stanley

[MORGAN STANLEY LOGO OMITTED]

CLF# 37892PRO-00



                                             [MORGAN STANLEY FUNDS LOGO OMITTED]









                                                                 Morgan Stanley
                                                             Special Growth Fund
                                                                  37892PRO 04/04



--------------------------------------------------------------------------------



  [MORGAN STANLEY LOGO OMITTED]

--------------------------------------------------------------------------------



                                                                      Prospectus
                                                                  April 30, 2004

STATEMENT OF ADDITIONAL INFORMATION                        Morgan Stanley
April 30, 2004                                             Special Growth Fund


--------------------------------------------------------------------------------


This Statement of Additional Information is not a prospectus. The Prospectus (dated April 30, 2004) for Morgan Stanley Special Growth Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.



Morgan Stanley
Special Growth Fund

1221 Avenue of the Americas
New York, NY 10020

(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I.    Fund History ........................................................   4
II.   Description of the Fund and Its Investments and Risks ...............   4
      A. Classification ...................................................   4
      B. Investment Strategies and Risks ..................................   4
      C. Fund Policies/Investment Restrictions ............................  14
III.  Management of the Fund ..............................................  15
      A. Board of Trustees ................................................  15
      B. Management Information ...........................................  15
      C. Compensation .....................................................  22
IV.   Control Persons and Principal Holders of Securities .................  24
V.    Investment Management and Other Services ............................  25
      A. Investment Manager ...............................................  25
      B. Principal Underwriter ............................................  25
      C. Services Provided by the Investment Manager ......................  26
      D. Dealer Reallowances ..............................................  27
      E. Rule 12b-1 Plan ..................................................  27
      F. Other Service Providers ..........................................  30
      G. Codes of Ethics ..................................................  30
VI.   Brokerage Allocation and Other Practices ............................  31
      A. Brokerage Transactions ...........................................  31
      B. Commissions ......................................................  31
      C. Brokerage Selection ..............................................  32
      D. Directed Brokerage ...............................................  32
      E. Regular Broker-Dealers ...........................................  33
      F. Revenue Sharing ..................................................  33
VII.  Capital Stock and Other Securities ..................................  34
VIII. Purchase, Redemption and Pricing of Shares ..........................  35
      A. Purchase/Redemption of Shares ....................................  35
      B. Offering Price ...................................................  35
IX.   Taxation of the Fund and Shareholders ...............................  36
X.    Underwriters ........................................................  38
XI.   Performance Data ....................................................  38
XII.  Financial Statements ................................................  39
Appendix A Morgan Stanley Investment Proxy Voting Policy and Procedures ...  A-1

                       GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).


     "Custodian" - The Bank of New York.

     "Distributor" - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Financial Advisors" - Morgan Stanley authorized financial services representatives.

     "Fund" - Morgan Stanley Special Growth Fund, a registered open-end investment company.


     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.


     "Investment Manager" - Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley DW" - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley Funds" - Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

     "Morgan Stanley Services" - Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "Transfer Agent" - Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "Trustees" - The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------


     The Fund was organized, under a Declaration of Trust, on March 11, 1992, as a Massachusetts business trust with the name "TCW/DW Small Cap Growth Fund." On February 25, 1999, the Fund's Trustees adopted an Amendment to the Fund's Declaration of Trust changing the name of the Fund to Morgan Stanley Dean Witter Small Cap Growth Fund, effective June 28, 1999. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Small Cap Growth Fund. Effective May 30, 2002, the Fund's name was changed to Morgan Stanley Special Growth Fund.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

     The Fund is an open-end, non-diversified management investment company whose investment objective is to seek capital appreciation. The Fund is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal securities law. Compared with "diversified" funds, the Fund may invest a greater percentage of its assets in the securities of an individual corporation or governmental entity. Thus, the Fund's assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree. The Fund's investments, however, are currently diversified and may remain diversified in the future.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

     Money Market Securities. In addition to the short-term fixed-income securities in which the Fund may otherwise invest, the Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which, among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities and obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;


     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;


     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investor's Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

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     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition, by the Fund, of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.


     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees which are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

     OPTION AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and OTC options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the United States) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the United States) or other clearing corporation or exchange, at the excercise price.


     Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities and on the U.S. dollar, without limit. The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option decline in value.


     The Fund may be required, at any time during the option period, to deliver the underlying security against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

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     A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.


     Options written by the Fund normally have expiration dates of from up to 18-months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.


     Covered Put Writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Fund's assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

     Purchasing Call and Put Options. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid to lock in a price at which it may sell a security or currency during the term of the option.

     OTC Options. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

     Risks of Options Transactions. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     Stock Index Options. The Fund may invest in options on broadly based indexes. Options on stock indexes are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     Risks of Options on Indexes. Because exercises of stock index options are settled in cash, the Fund could not, if it wrote a call option, provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

     When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

     A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

     Futures Contracts. The Fund may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and/or any foreign government fixed-income security, on various currencies and on such indexes of U.S. securities as may exist or come into existence.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

     The Fund will purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio securities against changes in their prices. If the Investment Manager anticipates that the prices of securities held by the Fund may fall, the Fund may sell an index futures contract. Conversely, if the Fund wishes to hedge against anticipated price rises in those securities which the Fund intends to purchase, the Fund may purchase an index futures contract.

     In addition, interest rate, currency and index futures contracts will be bought or sold in order to close out a short or long position maintained by the Fund in a corresponding futures contract.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

     Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.


     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.


     Limitations on Futures Contracts and Options in Futures. The Commodity Futures Trading Commission recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Manager has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). Therefore, is not subject to the registration and regulatory requirements of the CEA. Therefore there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's Prospectus or Statement of Additional Information. There is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.


     Risks of Transactions in Futures Contracts and Related Options. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted
(a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds;
(b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements;
(c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.


     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

     The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

     For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.


     INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts (also known as "REITs"), which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a REIT, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own management fees, investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs.


     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its net assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.


     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's net assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.


     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the forward foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with U.S. banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.


     The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     The Investment Manager also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.


     The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.


     When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.


     PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as "private placements" or "restricted securities." Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.


     CONVERTIBLE SECURITIES. The Fund may invest in securities which are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).


     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.


     Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as "junk bonds." Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.


     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may invest up to 5% of the value of its net assets in warrants, including not more than 2% in warrants not listed on either the New York or American Stock Exchange. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it. The Fund may acquire warrants and subscription rights attached to other securities without reference to the percentage limitations.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock. The Fund may invest up to 5% of the value of its net assets in rights.


C. FUND POLICIES/INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------


     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.


     The Fund will:

     1.   Seek capital appreciation.

     The Fund may not:

     1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to cash equivalents.

     2. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction does not apply to any obligation of the United States Government, its agencies or instrumentalities.

     3. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

     4. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

     5. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell financial or stock index futures contracts.

     6. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

     7. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings effected within the limitations set forth in restriction (6). For the purpose of this restriction, collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

     8. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis;
          (c) purchasing or selling any financial futures contracts; (d) borrowing money, or (e) lending portfolio securities.

     9. Make loans of money or securities, except: (a) by the purchase of portfolio securities; (b) by investment in repurchase agreements; or
          (c) by lending its portfolio securities.


     10.  Make short sales of securities.

     11. Purchase securities on margin, except for short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

     12. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     13. Invest for the purpose of exercising control or management of any other issuer.

     In addition, as a non-fundamental policy, the Fund may not (1) as to 75% of its assets, purchase more than 10% of the voting securities of any issuer, and
(2) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or by purchase in the open market of securities of closed-end investment companies where no underwriter's or dealer's commission or profit, other than customary broker's commissions, is involved and only if immediately thereafter not more than (a) 5% of the Fund's total assets, taken at market value, would be invested in any one such company and (b) 10% of the Fund's total assets would be invested in such securities.

     Further, as a non-fundamental policy or restriction, the Fund may not invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act.



III. MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.


     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

     Effective July 31, 2003, the Board of Directors/Trustees (for ease of reference referred to herein as "Trustees") of the Fund elected Joseph J. Kearns and Fergus Reid to serve as Independent Trustees on the Board of the Fund, thereby consolidating the existing Board of the Fund with the Board of Directors/Trustees of the open-end and closed-end registered investment companies managed by Morgan Stanley Investment Management Inc.

     TRUSTEES AND OFFICERS. The Board of the Fund consists of nine Trustees. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Manager (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other two Trustees (the "Management Trustees") are affiliated with the Investment Manager.

     The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2003) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment advisor that is an affiliated person of the Investment Manager (including but not limited to Morgan Stanley Investment Management Inc.)



                               Position(s)    Length of
    Name, Age and Address       Held with       Time
    of Independent Trustee      Registrant     Served*
----------------------------- ------------- ------------
Michael Bozic (63)            Trustee       Since
c/o Kramer Levin Naftalis &                 April 1994
Frankel LLP
Counsel to the Independent
Trustees
919 Third Avenue
New York, NY













Edwin J. Garn (71)            Trustee       Since
c/o Summit Ventures LLC                     January
1 Utah Center                               1993
201 S. Main Street
Salt Lake City, UT












Wayne E. Hedien (70)          Trustee       Since
c/o Kramer Levin Naftalis &                 September
Frankel LLP                                 1997
Counsel to the
Independent Trustees
919 Third Avenue
New York, NY



                                                                    NUMBER OF
                                                                   PORTFOLIOS
                                                                     IN FUND
                                                                     COMPLEX
    NAME, AGE AND ADDRESS           PRINCIPAL OCCUPATION(S)         OVERSEEN         OTHER DIRECTORSHIPS HELD
    OF INDEPENDENT TRUSTEE           DURING PAST 5 YEARS**         BY TRUSTEE               BY TRUSTEE
----------------------------- ----------------------------------- ------------ -----------------------------------
Michael Bozic (63)            Private investor; Director or           208      Director of Weirton Steel
c/o Kramer Levin Naftalis &   Trustee of the Retail Funds                      Corporation.
Frankel LLP                   (since April 1994) and the
Counsel to the Independent    Institutional Funds (since July
Trustees                      2003); formerly Vice Chairman
919 Third Avenue              of Kmart Corporation (December
New York, NY                  1998-October 2000), Chairman
                              and Chief Executive Officer of
                              Levitz Furniture Corporation
                              (November 1995-November
                              1998) and President and Chief
                              Executive Officer of Hills
                              Department Stores (May
                              1991-July 1995); formerly
                              variously Chairman, Chief
                              Executive Officer, President and
                              Chief Operating Officer
                              (1987-1991) of the Sears
                              Merchandise Group of Sears,
                              Roebuck & Co.

Edwin J. Garn (71)            Director or Trustee of the Retail       208      Director of Franklin Covey (time
c/o Summit Ventures LLC       Funds (since January 1993) and                   management systems), BMW
1 Utah Center                 the Institutional Funds (since                   Bank of North America, Inc.
201 S. Main Street            July 2003); member of the Utah                   (industrial loan corporation),
Salt Lake City, UT            Regional Advisory Board of                       United Space Alliance (joint
                              Pacific Corp.; formerly United                   venture between Lockheed
                              States Senator (R-Utah)                          Martin and the Boeing
                              (1974-1992) and Chairman,                        Company) and Nuskin Asia
                              Senate Banking Committee                         Pacific (multilevel marketing);
                              (1980-1986), Mayor                               member of the board of various
                              of Salt Lake City, Utah                          civic and charitable
                              (1971-1974), Astronaut, Space                    organizations.
                              Shuttle Discovery
                              (April 12-19, 1985), and Vice
                              Chairman, Huntsman
                              Corporation (chemical company).

Wayne E. Hedien (70)          Retired; Director or Trustee of         208      Director of The PMI Group Inc.
c/o Kramer Levin Naftalis &   the Retail Funds (since                          (private mortgage insurance);
Frankel LLP                   September 1997) and the                          Trustee and Vice Chairman of
Counsel to the                Institutional Funds (since July                  The Field Museum of Natural
Independent Trustees          2003); formerly associated with                  History; director of various other
919 Third Avenue              the Allstate Companies                           business and charitable
New York, NY                  (1966-1994), most recently as                    organizations.
                              Chairman of The Allstate
                              Corporation (March
                              1993-December 1994) and
                              Chairman and Chief Executive
                              Officer of its wholly-owned
                              subsidiary, Allstate Insurance
                              Company (July 1989-December
                              1994).

                              POSITION(S)   LENGTH OF
    NAME, AGE AND ADDRESS      HELD WITH       TIME
   OF INDEPENDENT TRUSTEE      REGISTRANT    SERVED*
---------------------------- ------------- -----------
Dr. Manuel H. Johnson (55)   Trustee       Since
c/o Johnson Smick                          July 1991
International, Inc.
2099 Pennsylvania Avenue,
N.W.
Suite 950
Washington, D.C.









Joseph J. Kearns (61)        Trustee       Since
PMB754                                     July 2003
23852 Pacific Coast
Highway
Malibu, CA







Michael E. Nugent (67)       Trustee       Since
c/o Triumph Capital, L.P.                  July 1991
445 Park Avenue
New York, NY






Fergus Reid (71)             Trustee       Since
c/o Lumelite Plastics                      July 2003
Corporation
85 Charles Colman Blvd.
Pawling, NY



                                                                   NUMBER OF
                                                                  PORTFOLIOS
                                                                    IN FUND
                                                                    COMPLEX
    NAME, AGE AND ADDRESS          PRINCIPAL OCCUPATION(S)         OVERSEEN        OTHER DIRECTORSHIPS HELD
   OF INDEPENDENT TRUSTEE           DURING PAST 5 YEARS**         BY TRUSTEE              BY TRUSTEE
---------------------------- ----------------------------------- ------------ ---------------------------------
Dr. Manuel H. Johnson (55)   Senior Partner, Johnson Smick           208      Director of NVR, Inc. (home
c/o Johnson Smick            International, Inc., a consulting                construction); Chairman and
International, Inc.          firm; Chairman of the Audit                      Trustee of the Financial
2099 Pennsylvania Avenue,    Committee and Director or                        Accounting Foundation
N.W.                         Trustee of the Retail Funds                      (oversight organization of the
Suite 950                    (since July 1991) and the                        Financial Accounting Standards
Washington, D.C.             Institutional Funds (since July                  Board); Director of RBS
                             2003); Co-Chairman and a                         Greenwich Capital Holdings
                             founder of the Group of Seven                    (financial holding company).
                             Council (G7C), an international
                             economic commission; formerly
                             Vice Chairman of the Board of
                             Governors of the Federal
                             Reserve System and Assistant
                             Secretary of the U.S. Treasury.

Joseph J. Kearns (61)        President, Kearns & Associates          209      Director of Electro Rent
PMB754                       LLC (investment consulting);                     Corporation (equipment leasing),
23852 Pacific Coast          Deputy Chairman of the Audit                     The Ford Family Foundation,
Highway                      Committee and Director or                        and the UCLA Foundation.
Malibu, CA                   Trustee of the Retail Funds
                             (since July 2003) and the
                             Institutional Funds (since August
                             1994); previously Chairman of
                             the Audit Committee of the
                             Institutional Funds (October
                             2001-July 2003); formerly CFO
                             of the J. Paul Getty Trust.

Michael E. Nugent (67)       General Partner of Triumph              208      Director of various business
c/o Triumph Capital, L.P.    Capital, L.P., a private                         organizations.
445 Park Avenue              investment partnership;
New York, NY                 Chairman of the Insurance
                             Committee and Director or
                             Trustee of the Retail Funds
                             (since July 1991) and the
                             Institutional Funds (since July
                             2001); formerly Vice President,
                             Bankers Trust Company and BT
                             Capital Corporation (1984-1988).

Fergus Reid (71)             Chairman of Lumelite Plastics           209      Trustee and Director of certain
c/o Lumelite Plastics        Corporation; Chairman of the                     investment companies in the
Corporation                  Governance Committee and                         JPMorgan Funds complex
85 Charles Colman Blvd.      Director or Trustee of the Retail                managed by J.P. Morgan
Pawling, NY                  Funds (since July 2003) and the                  Investment Management Inc.
                             Institutional Funds (since June
                             1992).




----------



 * This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

     The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of December 31, 2003) and the other directorships, if any, held by the Trustee, are shown below.




                                POSITION(S)   LENGTH OF
   NAME, AGE AND ADDRESS OF      HELD WITH       TIME
      MANAGEMENT TRUSTEE         REGISTRANT    SERVED*
------------------------------ ------------- -----------
Charles A. Fiumefreddo (70)    Chairman      Since
c/o Morgan Stanley Trust       of the        July 1991
Harborside Financial Center,   Board and
Plaza Two,                     Trustee
Jersey City, NJ





James F. Higgins (56)          Trustee       Since
c/o Morgan Stanley Trust                     June 2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ



                                                                       NUMBER OF
                                                                      PORTFOLIOS
                                                                        IN FUND
                                                                        COMPLEX
                                                                      OVERSEEN BY
   NAME, AGE AND ADDRESS OF        PRINCIPAL OCCUPATION(S) DURING     MANAGEMENT     OTHER DIRECTORSHIPS HELD BY
      MANAGEMENT TRUSTEE                   PAST 5 YEARS**               TRUSTEE                TRUSTEE
------------------------------ ------------------------------------- ------------ --------------------------------
Charles A. Fiumefreddo (70)    Chairman and Director or Trustee          208      None
c/o Morgan Stanley Trust       of the Retail Funds (since July
Harborside Financial Center,   1991) and the Institutional Funds
Plaza Two,                     (since July 2003); formerly Chief
Jersey City, NJ                Executive Officer of the Retail
                               Funds and the TCW/DW Term
                               Trust 2003 (until September 2002).

James F. Higgins (56)          Director or Trustee of the Retail         208      Director of AXA Financial, Inc.
c/o Morgan Stanley Trust       Funds (since June 2000) and the                    and The Equitable Life
Harborside Financial Center,   Institutional Funds (since July                    Assurance Society of the United
Plaza Two,                     2003); Senior Advisor of Morgan                    States (financial services).
Jersey City, NJ                Stanley (since August 2000);
                               Director of the Distributor and Dean
                               Witter Realty Inc.; previously
                               President and Chief Operating
                               Officer of the Private Client Group
                               of Morgan Stanley (May
                               1999-August 2000), and President
                               and Chief Operating Officer of
                               Individual Securities of Morgan
                               Stanley (February 1997-May 1999).



------------

 * This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

                                  POSITION(S)        LENGTH OF
   NAME, AGE AND ADDRESS OF        HELD WITH            TIME
       EXECUTIVE OFFICER           REGISTRANT         SERVED*
------------------------------ ----------------- -----------------
Mitchell M. Merin (50)         President         Since May
1221 Avenue of the Americas                      1999
New York, NY






Barry Fink (49)                Vice President    Since
1221 Avenue of the Americas    and General       February 1997
New York, NY                   Counsel







Ronald E. Robison (65)         Executive Vice    Since April
1221 Avenue of the Americas    President and     2003
New York, NY                   Principal
                               Executive
                               Officer
Joseph J. McAlinden (61)       Vice President    Since July
1221 Avenue of the Americas                      1995
New York, NY


Stefanie V. Chang (37)         Vice President    Since July
1221 Avenue of the Americas                      2003
New York, NY



Francis J. Smith (38)          Treasurer and     Treasurer since
c/o Morgan Stanley Trust       Chief Financial   July 2003 and
Harborside Financial Center,   Officer           Chief Financial
Plaza Two,                                       Officer since
Jersey City, NJ                                  September
                                                 2002

Thomas F. Caloia (58)          Vice President    Since July
c/o Morgan Stanley Trust                         2003
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Mary E. Mullin (37)            Secretary         Since July
1221 Avenue of the Americas                      2003
New York, NY



   NAME, AGE AND ADDRESS OF
       EXECUTIVE OFFICER                        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
------------------------------ ------------------------------------------------------------------------------
Mitchell M. Merin (50)         President and Chief Operating Officer of Morgan Stanley Investment
1221 Avenue of the Americas    Management Inc.; President, Director and Chief Executive Officer of the
New York, NY                   Investment Manager and Morgan Stanley Services; Chairman and Director
                               of the Distributor; Chairman and Director of the Transfer Agent; Director of
                               various Morgan Stanley subsidiaries; President of the Institutional Funds
                               (since July 2003) and President of the Retail Funds (since May 1999);
                               Trustee (since July 2003) and President (since December 2002) of the Van
                               Kampen Closed-End Funds; Trustee (since May 1999) and President (since
                               October 2002) of the Van Kampen Open-End Funds.

Barry Fink (49)                General Counsel (since May 2000) and Managing Director (since December
1221 Avenue of the Americas    2000) of Morgan Stanley Investment Management; Managing Director
New York, NY                   (since December 2000), Secretary (since February 1997) and Director
                               (since July 1998) of the Investment Manager and Morgan Stanley Services;
                               Vice President and General Counsel of the Retail Funds; Assistant
                               Secretary of Morgan Stanley DW; Vice President of the Institutional Funds
                               (since July 2003); Managing Director, Secretary and Director of the
                               Distributor; previously Secretary of the Retail Funds (February 1997-July
                               2003); Vice President and Assistant General Counsel of the Investment
                               Manager and Morgan Stanley Services (February 1997-December 2001).

Ronald E. Robison (65)         Principal Executive Officer-Office of the Funds (since November 2003);
1221 Avenue of the Americas    Managing Director of Morgan Stanley & Co. Incorporated; Managing
New York, NY                   Director of Morgan Stanley; Managing Director, Chief Administrative Officer
                               and Director of the Investment Manager and Morgan Stanley Services;
                               Chief Executive Officer and Director of the Transfer Agent; Managing
                               Director and Director of the Distributor; Executive Vice President and
                               Principal Executive Officer of the Institutional Funds (since July 2003);
                               previously President and Director of the Institutional Funds (March
                               2001-July 2003) and Chief Global Operations Officer and Managing Director
                               of Morgan Stanley Investment Management Inc.

Joseph J. McAlinden (61)       Managing Director and Chief Investment Officer of the Investment Manager
1221 Avenue of the Americas    and Morgan Stanley Investment Management Inc.; Director of the Transfer
New York, NY                   Agent; Chief Investment Officer of the Van Kampen Funds; Vice President
                               of the Institutional Funds (since July 2003) and the Retail Funds (since July
                               1995).

Stefanie V. Chang (37)         Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley
1221 Avenue of the Americas    Investment Management Inc., and the Investment Manager and Vice
New York, NY                   President of the Institutional Funds (since December 1997) and the Retail
                               Funds (since July 2003); formerly practiced law with the New York law firm of Rogers & Wells (now Clifford Chance US LLP).

Francis J. Smith (38)          Executive Director of the Investment Manager and Morgan Stanley Services
c/o Morgan Stanley Trust       (since December 2001); previously Vice President of the Retail Funds
Harborside Financial Center,   (September 2002-July 2003); previously Vice President of the Investment
Plaza Two,                     Manager and Morgan Stanley Services (August 2000-November 2001) and
Jersey City, NJ                Senior Manager at PricewaterhouseCoopers LLP (January 1998-August
                               2000).
Thomas F. Caloia (58)          Executive Director (since December 2002) and Assistant Treasurer of the
c/o Morgan Stanley Trust       Investment Manager, the Distributor and Morgan Stanley Services;
Harborside Financial Center,   previously Treasurer of the Retail Funds (April 1989-July 2003); formerly
Plaza Two,                     First Vice President of the Investment Manager, the Distributor and Morgan
Jersey City, NJ                Stanley Services.
Mary E. Mullin (37)            Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley
1221 Avenue of the Americas    Investment Management Inc. and the Investment Manager; Secretary of the
New York, NY                   Institutional Funds (since June 1999) and the Retail Funds (since July
                               2003); formerly practiced law with the New York law firms of McDermott,
                               Will & Emery and Skadden, Arps, Slate, Meagher & Flom LLP.



------------

 * This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

     In addition, the following individuals who are officers of the Investment Manager or its affiliates serve as assistant secretaries of the Fund: A. Thomas Smith III, Sara Badler, Lou Anne D. McInnis, Carsten Otto, Marilyn K. Cranney, Joanne Doldo, Kathleen MacPeak, Elisa Mitchell, Elizabeth Nelson, Sheldon Winicour and Bennett MacDougall.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Manager, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2003 is shown below. Messrs. Kearns and Reid began serving as Trustees of the Fund on July 31, 2003.



                                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                               ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND      BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                  (AS OF DECEMBER 31, 2003)                         (AS OF DECEMBER 31, 2003)
------------------------   -----------------------------------------------   -----------------------------------------------
INDEPENDENT:
Michael Bozic                                   None                                          over $100,000
Edwin J. Garn                                   None                                          over $100,000
Wayne E. Hedien                                 None                                          over $100,000
Dr. Manuel H. Johnson                           None                                          over $100,000
Joseph J. Kearns(1)                             None                                          over $100,000
Michael E. Nugent                               None                                          over $100,000
Fergus Reid(1)                                  None                                          over $100,000
INTERESTED:
Charles A. Fiumefreddo                   $10,001 - $50,000                                    over $100,000
James F. Higgins                                None                                          over $100,000



----------

(1) Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of December 31, 2003, Messrs. Kearns and Reid had deferred a total of $430,361 and $600,512, respectively, pursuant to the deferred compensation plan.

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

     The Board of Trustees of each fund has a separately-designated standing Audit Committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Funds' system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. Each Fund has adopted a formal, written Audit Committee Charter. During the Fund's fiscal year ended February 29, 2004, the Audit Committee held seven meetings.

     The members of the Audit Committee of each Fund are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael Nugent and Fergus Reid. None of the members of the Funds' Audit Committees is an "interested person," as defined under the Investment Company Act, of any of the Funds (with such disinterested Trustees being "Independent Trustees" or individually, "Independent Trustee"). Each Independent Trustee is also "independent" from each Fund under the listing standards of the New York Stock Exchange, Inc. (NYSE). The current Chairman of the Audit Committee of all of the Funds is Dr. Manuel H. Johnson.

     The Board of Trustees of each Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on each Fund`s Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund`s Independent Trustees as candidates for election as Independent Trustees, advises each Fund's Board with respect to Board composition, procedures and committees, develops and recommends to each Fund's Board a set of corporate governance principles applicable to the Funds, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of each Fund are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairman of each Governance Committee is Fergus Reid. No Fund's Governance Committee met during the fiscal year ended February 29, 2004.

     None of the Funds has a separate nominating committee. While each Fund's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of each Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael Nugent and Fergus Reid, for all Funds) participates in the election and nomination of candidates for election as Independent Trustees for the respective Funds for which the Independent Trustee serves. Persons recommended by each Fund's Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of each of the Funds expect to be able to continue to identify from their own resources an ample number of qualified candidates for each Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

     There were seven meetings of the Board of Trustees of each Fund held during the fiscal year ended December 31, 2003. The Independent Trustees of each of the Funds also met twice during that time, in addition to the seven meetings of the full Boards. For the 2003 fiscal year, each Trustee attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served held during the time such Trustee was a member of the Board.

     Finally, the Boards have formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent,

Fiumefreddo and Hedien. During the Fund's fiscal year ended February 29, 2004, the Insurance Committee held four meetings. The Derivatives Committee was eliminated as of July 31, 2003.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Trustees and the funds' management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

     SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to each Fund's Board of Trustees. Shareholders should send communications intended for each Fund's Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each trustee previously noted. Other shareholder communications received by the Funds not directly addressed and sent to the Boards will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C.   COMPENSATION

     Effective August 1, 2003, each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year so that an Independent Trustee who attended all six meetings would receive total compensation of $180,000 for serving the Funds. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

     The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     Prior to August 1, 2003, the Fund paid each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund paid the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). With the exception of an Audit Committee Meeting, if a Board meeting and a meeting of the Independent Trustees and/or one or more Committee meetings took place on a single day, the Trustees were paid a single meeting fee by the Fund.

     Effective April 1, 2004, the Fund began an unfunded Deferred Compensation Plan (the "Plan") which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The Fund intends that the Deferred Compensation Plan shall be maintained at all times on an unfunded basis for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The rights of an eligible Trustee and the beneficiaries to the amounts held under the Deferred Compensation Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

     Prior to April 1, 2004, the Institutional Funds maintained a similar unfunded Deferred Compensation Plan (the "Prior Plan") which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The Plan amends and supersedes the Prior Plan and all amounts payable under the Prior Plan are now subject to the terms of the Plan (except for amounts due to be paid during the calendar year 2004 which will remain subject to the terms of the Prior Plan).

     The following table shows aggregate compensation paid to the Fund's Trustees from the Fund for the fiscal year ended February 29, 2004. Messrs. Kearns and Reid began serving as Trustees of the Fund on July 31, 2003.

                               FUND COMPENSATION




                                         AGGREGATE
                                        COMPENSATION
NAME OF TRUSTEE                          FROM FUND
------------------------------------   -------------
Michael Bozic(1)(3) ................       $  674
Charles A. Fiumefreddo*(2) .........        2,273
Edwin J. Garn(1)(3) ................          674
Wayne E. Hedien(1)(2) ..............          674
James F. Higgins* ..................            0
Dr. Manuel H. Johnson(1) ...........          981
Joseph J. Kearns(1) ................          186
Michael Nugent(1)(2) ...............          869
Fergus Reid(1)(3) ..................          186



----------

(*) Messrs. Fiumefreddo and Higgins are deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act.

(1) Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.

(2) Member of the Insurance Committee. Mr. Nugent is the Chairman of the Insurance Committee.

(3) Member of the Governance Committee. Mr. Reid is the Chairman of the Governance Committee.

     The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2003. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this table are presented on a calendar-year basis. Messrs. Bozic, Fiumefreddo, Garn, Hedien, Johnson and Higgins began serving as Trustees of the Institutional Funds on July 31, 2003, and served as Trustees of the Retail Funds during the calendar year ended December 31, 2003. Messrs. Kearns and Reid began serving as Trustees of the Retail Funds on July 31, 2003, and served as Trustees of the

Institutional Funds during the calendar year ended December 31, 2003. Mr. Nugent served as Trustee of both the Institutional Funds and the Retail Funds during the calendar year ended December 31, 2003.


                      CASH COMPENSATION FROM FUND COMPLEX




                                    NUMBER OF PORTFOLIOS
                                    IN THE FUND COMPLEX
                                       FROM WHICH THE        TOTAL COMPENSATION
                                      TRUSTEE RECEIVED      FROM THE FUND COMPLEX
NAME OF TRUSTEE                         COMPENSATION         PAYABLE TO TRUSTEES
--------------------------------   ---------------------   ----------------------
Michael Bozic ..................           208                    $164,400
Charles A. Fiumefreddo .........           208                     360,000
Edwin J. Garn ..................           208                     164,400
Wayne E. Hedien ................           208                     164,300
James F. Higgins ...............           208                           0
Dr. Manuel H. Johnson ..........           208                     228,213
Joseph J. Kearns(1) ............           209                     166,710
Michael E. Nugent ..............           208                     277,441
Fergus Reid(1) .................           209                     149,299



----------

(1) Includes amounts deferred at the election of the Trustees under the prior Plan. The total amounts of deferred compensation (including interest) payable or accrued by Messrs. Kearns and Reid are $430,361 and $600,512, respectively.

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"), had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustee by the 49 Retail Funds for the calendar year ended December 31, 2003, and the estimated retirement benefits for the Independent Trustees from the 49 Retail Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program.



                                   RETIREMENT BENEFITS ACCRUED     ESTIMATED ANNUAL BENEFITS
                                         AS FUND EXPENSES             UPON RETIREMENT(1)
                                  -----------------------------   --------------------------
                                              BY ALL                       FROM ALL
NAME OF INDEPENDENT TRUSTEE               ADOPTING FUNDS                ADOPTING FUNDS
-------------------------------   -----------------------------   --------------------------
Michael Bozic .................              $19,842                        $47,838
Edwin J. Garn .................               35,306                         47,877
Wayne E. Hedien ...............               38,649                         40,839
Dr. Manuel H. Johnson .........               20,125                         70,050
Michael E. Nugent .............               36,265                         62,646



----------

(1) Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.


IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     The following owned 5% or more of the outstanding Class A shares of the Fund as of April 7, 2004: State Street Bank and Trust Co., FBO ADP/Morgan Stanley Alliance, 105 Rosemont Ave., Westwood, MA 02090-2318-44.03% and Winmex Investments Limited, Lot 220 Clear Water Bay Road, Kowloon, Hong Kong-8.09%.

     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.


V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER AND SUB-ADVISOR

     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Pursuant to an Investment Management Agreement (the "Management Agreement ") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services, manage its business affairs and supervise the investment of the Fund's assets. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the Fund's average daily net assets of the Fund determined as of the close of each business day: 1.00% of the portion of daily net assets of the Fund not exceeding $1.5 billion; and 0.95% of the portion of daily net assets exceeding $1.5 billion. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.


     Under a former Sub-Advisory Agreement (the "Sub-Advisory Agreement") in effect for the fiscal year ended February 28, 2002 and the period March 1, 2002 through September 30, 2002, between TCW Investment Management Company ("TCW") and the Investment Manager, TCW provided the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. During these periods, the Investment Manager paid TCW monthly compensation equal to 40% of the Investment Manager's fee.

     For the fiscal years ended February 28, 2002 and 2003 and February 29, 2004, the Investment Manager accrued total compensation under the Investment Management Agreement in the amounts of $4,410,964, $2,307,083 and $1,874,720, respectively. For the fiscal year ended February 28, 2002, and the period March 1, 2002 through September 30, 2002, the Investment Manager retained TCW as sub-advisor to manage the Fund's portfolio. For the fiscal year ended February 28, 2002, and the period March 1, 2002 through September 30, 2002, the Investment Manager paid $1,764,386 and $636,593, respectively, in sub-advisory fees to TCW.


     In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.


B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C.  SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager supervises the investment of the Fund's assets. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously oversee the management of the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.


     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.


D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B.


     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the three fiscal years ended February 28, 2002 and 2003, and February 29, 2004, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).



                              2004                      2003                     2002
                              ----                      ----                     ----
Class A ..........   FSCs:(1)     $ 28,226     FSCs:(1)     $ 12,975      FSCs:(1)     $  6,072
                     CDSCs:       $  1,033     CDSCs:       $     18     CDSCs:        $      6
Class B ..........   CDSCs:       $231,619     CDSCs:       $439,657     CDSCs:        $744,834
Class C ..........   CDSCs:       $  3,079     CDSCs:       $  2,691     CDSCs:        $  8,665


----------

(1)  FSCs apply to Class A only.

     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the NASD.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended February 29, 2004, of $1,328,359. This amount is equal to 1.00% of the average daily net sales of Class B for the fiscal year and was calculated pursuant to clause (b) of the compensation formula under the Plan. For the fiscal year ended February 29, 2004, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $27,822 and $67,326, respectively, which amounts are equal to 0.25% and 1.00% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases.


     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.0% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases.


     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.



     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.



     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended February 29, 2004 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $56,744,477 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 16.78% ($9,522,075)-advertising and promotional expenses; (ii) 0.57% ($322,922)-printing and mailing of prospectuses for distribution to other than current shareholders; and (iii) 82.65% ($46,899,480)-other expenses, including the gross sales credit and the carrying charge, of which 9.75% ($4,570,369) represents carrying charges, 37.37% ($17,524,252) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 52.88% ($24,804,859) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended February 28, 2004 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $22,994,372 as of February 29, 2004 (the end of the Fund's fiscal year), which was equal to 15.87% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A and Class C at December 31, 2003 (end of the calendar year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.


     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.



F.   OTHER SERVICE PROVIDERS

     (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

     (2) CUSTODIAN AND INDEPENDENT AUDITORS

     The Bank of New York, 100 Church Street, New York, NY 10286, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

     (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. CODES OF ETHICS

     The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


     For the fiscal years ended February 28, 2002 and 2003 and February 29, 2004, the Fund paid a total of $115,285, $1,690,428 and $1,559,116, respectively, in brokerage commissions.


B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


     During the fiscal year ended February 29, 2004, the Fund did not effect any principal transactions with Morgan Stanley DW.


     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


     During the fiscal years ended February 28, 2002 and 2003 and February 29, 2004, there were no brokerage fees paid to Morgan Stanley DW.

     During the fiscal years ended February 28, 2002 and 2003 and February 29, 2004, the Fund paid a total of $0, $12,687 and $0, respectively, in brokerage commissions to Morgan Stanley & Co.


C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly.

     The Investment Manager, and certain of its affiliates currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the
Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE


     During the fiscal year ended February 29, 2004, the Fund paid $1,468,780 in brokerage commissions in connection with transactions in the aggregate amount of $615,865,383 to brokers because of research services provided.

E. REGULAR BROKER-DEALERS


     During the fiscal year ended February 29, 2004, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year.

F. REVENUE SHARING

     The Adviser and/or the Distributor may pay compensation, out of their own resources and not as an additional charge to the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial intermediaries ("Intermediaries") in connection with the sale, distribution, retention and/or servicing of Fund shares. For example, the Adviser or the Distributor may pay additional compensation to Morgan Stanley DW and to Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution-related or transfer agency/shareholder servicing fees that may be payable by the Fund or by the Distributor. The additional payments may be based on current assets, gross sales, the Fund's advisory fee or other measures as determined from time to time by the Adviser or Distributor. The amount of these payments, as determined from time to time by the Adviser or the Distributor, may be substantial and may be different for different Intermediaries.

     These payments currently include the following amounts:

     (1) On sales of $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley DW and other Intermediaries receive a gross sales credit of 1.00% of the amount sold which is paid to Financial Advisors and Intermediaries' salespersons in accordance with the applicable compensation structure.

     (2) On sales of Class D shares (for which no sales charge was paid), Morgan Stanley DW and other Intermediaries receive a gross sales credit of up to 1.00% of the amount sold and an annual residual commission of up to 0.10% of the current value of the accounts which is paid to Financial Advisors and Intermediaries' salespersons in accordance with the applicable compensation structure. There is a chargeback of 100% of the gross sales credit amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

     (3) On sales (except purchases through 401(k) platforms) through Morgan Stanley DW's Partners Program:1

          o    An amount equal to 0.20% of gross sales of Fund shares;

          o For those shares purchased beginning January 1, 2001, an annual fee in an amount up to 0.05% of the value of such Fund shares held for a one-year period or more; and

          o An amount equal to 0.025% on the value of Money Market Fund shares acquired by exchange from another open-end retail fund and whose shares had been held for a one-year period or more.

     (4) An amount equal to 0.20% on the value of shares sold through 401(k) platforms.

     The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

     In addition to the payments described above, Morgan Stanley reports its segment results utilizing an allocation methodology which reflects the economics of each business segment by representing transactions as if conducted between a Morgan Stanley business segment and an external party. Accordingly, for sales of Money Market Funds, an amount equal to a portion of the Fund's advisory fee is reflected, for financial reporting purposes only, as paid by the Investment Manager to a Morgan Stanley business segment.

----------

(1) Thirteen of the largest and most well known mutual fund families are participants in Morgan Stanley DW's Partners Program, including the Morgan Stanley Funds. These fund families have greater access to Financial Advisers so that they can provide training and other presentations concerning their funds. The current participants in the Partners Program are AIM, AllianceBernstein, Davis, Dreyfus, Eaton Vance, Evergreen, Fidelity, Franklin Templeton Investments, Morgan Stanley Funds, PIMCO Advisors, Putnam, Scudder, and Van Kampen.


VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.


     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.


     All of the Trustees, except for James F. Higgins, Joseph J. Kearns and Fergus Reid have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on June 8, 1999. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.


B. OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services - E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.


     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

     Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.


     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

     Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------


     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders.


     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as "passive foreign investment companies ("PFICs")." Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.


     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.


     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will be subject to federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under recently enacted legislation, a portion of the ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to realized by non-corporate shareholders is generally 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on ordinary dividends would move to 35% in 2009 and 39.6% in 2011.


     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gain distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gain distribution. Furthermore, such dividends and capital gain distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year generally will result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the other fund.

     The ability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares or susbtantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.


X. UNDERWRITERS
--------------------------------------------------------------------------------

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."


XI. PERFORMANCE DATA

--------------------------------------------------------------------------------


        AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                         PERIOD ENDED FEBRUARY 29, 2004



                    INCEPTION
CLASS                  DATE         1 YEAR       5 YEARS      10 YEARS     LIFE OF FUND
-----------------   ----------   -----------   -----------   ----------   -------------
Class A .........   07/28/97         49.50%        -6.99%           -          -1.77%
Class B .........   08/02/93         51.66%        -6.99%        4.63%          4.66%
Class C .........   07/28/97         55.79%        -6.68%           -          -1.71%
Class D .........   07/28/97         58.26%        -5.78%           -          -0.76%

          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                        PERIOD ENDED FEBRUARY 29, 2004



                    INCEPTION
CLASS                  DATE         1 YEAR       5 YEARS      10 YEARS     LIFE OF FUND
-----------------   ----------   -----------   -----------   ----------   -------------
Class A .........   07/28/97         57.78%        -5.98%           -          -0.97%
Class B .........   08/02/93         56.66%        -6.65%        4.63%          4.66%
Class C .........   07/28/97         56.79%        -6.68%           -          -1.71%
Class D .........   07/28/97         58.26%        -5.78%           -          -0.76%



         AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                        PERIOD ENDED FEBRUARY 29, 2004



                    INCEPTION
CLASS                  DATE         1 YEAR        5 YEARS      10 YEARS     LIFE OF FUND
-----------------   ----------   -----------   ------------   ----------   -------------
Class A .........   07/28/97         57.78%        -26.52%           -          -6.20%
Class B .........   08/02/93         56.66%        -29.12%       57.18%         61.90%
Class C .........   07/28/97         56.79%        -29.23%           -         -10.75%
Class D .........   07/28/97         58.26%        -25.73%           -          -4.91%



  AVERAGE ANNUAL AFTER-TAX RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                                    CLASS B
                        PERIOD ENDED FEBRUARY 29, 2004



                                         INCEPTION
CALCULATION METHODOLOGY                     DATE         1 YEAR       5 YEARS      10 YEARS     LIFE OF FUND
--------------------------------------   ----------   -----------   -----------   ----------   -------------
After taxes on distributions .........   08/02/93         51.66%        -7.43%        4.38%         4.43%
After taxes on distributions and
 redemptions .........................   08/02/93         33.58%        -5.53%        4.21%         4.24%



XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



     EXPERTS. The financial statements of the Fund for the fiscal year ended February 29, 2004, included in this Statement of Additional Information and incorporated by reference in the Prospectus, have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.



                                    * * * * *


     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

Morgan Stanley Special Growth Fund
PORTFOLIO OF INVESTMENTS [|] FEBRUARY 29, 2004


    NUMBER OF
     SHARES                                                         VALUE
--------------------------------------------------------------------------------
                       Common Stocks (99.0%)
                       Advertising/Marketing Services (2.9%)
    90,950             Abitron Inc.* .......................   $  3,785,339
    26,300             R.H. Donnelley Corp.* ...............      1,140,105
    85,650             ValueClick, Inc.* ...................        937,867
                                                               ------------
                                                                  5,863,311
                                                               ------------
                       Aerospace & Defense (1.1%)
    24,800             FLIR Systems, Inc.* .................        959,016
    33,750             Moog Inc. (Class A)* ................      1,212,637
                                                               ------------
                                                                  2,171,653
                                                               ------------
                       Apparel/Footwear (1.5%)
    72,600             Carter's, Inc.* .....................      2,178,000
    20,000             Oxford Industries, Inc. .............        879,000
                                                               ------------
                                                                  3,057,000
                                                               ------------
                       Apparel/Footwear Retail (0.9%)
    35,537             Hot Topic, Inc.* ....................      1,031,639
    18,000             Urban Outfitters, Inc.* .............        784,980
                                                               ------------
                                                                  1,816,619
                                                               ------------
                       Biotechnology (6.0%)
    25,600             Charles River Laboratories
                         International, Inc.* ..............      1,102,336
    18,400             CV Therapeutics, Inc.* ..............        289,248
    33,000             Encysive Pharmaceuticals
                         Inc.* .............................        319,440
    28,500             Enzon Pharmaceuticals, Inc.* ........        486,780
    53,800             Gen-Probe Inc.* .....................      1,839,422
    21,300             IDEXX Laboratories, Inc.* ...........      1,087,791
    23,100             ILEX Oncology, Inc.* ................        577,500
    32,000             Ligand Pharmaceuticals Inc.
                         (Class B)* ........................        492,480
    16,200             Martek Biosciences Corp.* ...........        963,252
    22,200             Medicines Company (The)* ............        602,952
    19,900             MGI Pharma, Inc.* ...................        977,488
    18,025             NPS Pharmaceuticals, Inc.* ..........        540,209
    17,900             Onyx Pharmaceuticals, Inc.* .........        658,720
    19,200             OSI Pharmaceuticals Inc.* ...........        628,800
    26,000             Techne Corp.* .......................      1,052,740
    26,850             Telik, Inc.* ........................        631,512
                                                               ------------
                                                                 12,250,670
                                                               ------------
                       Broadcasting (2.0%)
  110,250              Citadel Broadcasting Corp.* .........      2,061,675
  112,075              Radio One, Inc. (Class D)* ..........      2,042,006
                                                               ------------
                                                                  4,103,681
                                                               ------------

      NUMBER OF
       SHARES                                                       VALUE
--------------------------------------------------------------------------------
                       Casino/Gaming (7.1%)
   56,145              GTECH Holdings Corp. ................   $  3,297,396
   29,500              Kerzner International Ltd.
                         (Bahamas)* ........................      1,135,750
   73,900              Lakes Entertainment, Inc.* ..........      2,047,030
   17,500              Multimedia Games, Inc.* .............        735,000
   12,750              Nevada Gold & Casinos, Inc.* ........        188,700
   27,100              Shuffle Master, Inc.* ...............      1,129,528
   42,200              Station Casinos, Inc. ...............      1,586,720
  118,180              Wynn Resorts, Ltd.* .................      4,294,661
                                                               ------------
                                                                 14,414,785
                                                               ------------
                       Computer Communications (0.3%)
   26,650              Emulex Corp.* .......................        617,747
                                                               ------------
                       Computer Peripherals (0.8%)
   37,500              Avid Technology, Inc.* ..............      1,592,625
                                                               ------------
                       Discount Stores (0.3%)
   24,725              Fred's, Inc. ........................        688,839
                                                               ------------
                       Electronic Components (1.4%)
   23,400              Amphenol Corp. (Class A)* ...........      1,447,290
   27,800              OmniVision Technologies, Inc.* ......        785,350
   34,700              Plexus Corp.* .......................        664,852
                                                               ------------
                                                                  2,897,492
                                                               ------------
                       Electronic Production
                       Equipment (1.9%)
   31,600              Brooks Automation Inc.* .............        668,972
   36,500              Cymer, Inc.* ........................      1,406,710
   43,300              Helix Technology Corp. ..............      1,122,769
   16,200              Varian Semiconductor
                         Equipment Associates, Inc.* .......        660,798
                                                               ------------
                                                                  3,859,249
                                                               ------------
                       Engineering & Construction (1.2%)
   51,500              Chicago Bridge & Iron Company
                         N.V. (ADR) (Netherlands) ..........      1,444,575
   27,900              Washington Group International,
                         Inc.* .............................      1,074,150
                                                               ------------
                                                                  2,518,725
                                                               ------------
                       Financial Publishing/Services (1.0%)
  111,000              Interactive Data Corp.* .............      1,941,390
                                                               ------------
                       Home Building (0.6%)
   42,700              Brookfield Homes Corp. ..............      1,214,815
                                                               ------------


                       See Notes to Financial Statements

Morgan Stanley Special Growth Fund
PORTFOLIO OF INVESTMENTS [|] FEBRUARY 29, 2004 continued



      NUMBER OF
       SHARES                                                        VALUE
--------------------------------------------------------------------------------
                       Home Furnishings (0.4%)
    28,700             Select Comfort Corp.* ................   $    776,909
                                                                ------------
                       Household/Personal Care (0.4%)
    24,010             Del Laboratories, Inc.* ..............        792,090
                                                                ------------
                       Industrial Machinery (1.3%)
    39,200             Actuant Corp. (Class A)* .............      1,564,472
    23,700             Graco Inc. ...........................      1,006,302
                                                                ------------
                                                                   2,570,774
                                                                ------------
                       Information Technology
                         Services (1.3%)
    39,400             MICROS Systems, Inc.* ................      1,719,416
    34,800             Verint Systems Inc.* .................        910,368
                                                                ------------
                                                                   2,629,784
                                                                ------------
                       Internet Software/Services (2.7%)
    85,900             Akamai Technologies, Inc.* ...........      1,288,500
    85,900             CNET Networks, Inc.* .................        853,846
    16,900             MicroStrategy Inc. (Class A)* ........      1,055,236
    83,000             Websense, Inc.* ......................      2,265,900
                                                                ------------
                                                                   5,463,482
                                                                ------------
                       Investment Banks/Brokers (0.6%)
    12,200             Chicago Mercantile Exchange
                         (The) ..............................      1,137,650
                                                                ------------
                       Investment Managers (0.8%)
    19,100             Affiliated Managers Group, Inc.*            1,613,950
                                                                ------------
                       Medical Distributors (0.6%)
  112,055              Neoforma, Inc.* ......................      1,240,449
                                                                ------------
                       Medical Specialties (5.7%)
   52,600              American Medical System
                         Holdings, Inc.* ....................      1,480,690
  129,900              Dade Behring Holdings, Inc.* .........      5,306,415
   18,200              ICU Medical, Inc.* ...................        609,700
   42,700              INAMED Corp.* ........................      2,045,330
   25,400              Kinetic Concepts Ltd.
                         (Bahamas)* .........................      1,024,890
   41,400              Sybron Dental Specialties, Inc.*            1,176,174
                                                                ------------
                                                                  11,643,199
                                                                ------------
                       Medical/Nursing Services (2.9%)
   34,869              Apria Healthcare Group, Inc.* ........      1,090,005
   46,200              NeighborCare, Inc.* ..................      1,198,890
  116,000              VCA Antech, Inc.* ....................      3,677,200
                                                                ------------
                                                                   5,966,095
                                                                ------------

      NUMBER OF
       SHARES                                                        VALUE
--------------------------------------------------------------------------------
                       Miscellaneous Commercial
                         Services (2.7%)
   31,000              Corporate Executive Board Co.
                         (The)* .............................   $  1,545,970
   75,600              Navigant Consulting, Inc.* ...........      1,472,688
  246,100              SkillSoft PLC (ADR) (Ireland)* .......      2,465,922
                                                                ------------
                                                                   5,484,580
                                                                ------------
                       Miscellaneous Manufacturing (0.8%)
   30,400              Dionex Corp.* ........................      1,608,160
                                                                ------------
                       Oil & Gas Production (4.7%)
    4,900              Delta Petroleum Corp.* ...............         45,756
   60,500              Evergreen Resources, Inc.* ...........      1,990,450
   36,600              Quicksilver Resources Inc.* ..........      1,509,384
  189,600              Ultra Petroleum Corp.
                         (Canada)* ..........................      5,528,736
   17,200              Whiting Petroleum Corp.* .............        359,480
                                                                ------------
                                                                   9,433,806
                                                                ------------
                       Other Consumer Services (4.1%)
   82,500              Autobytel.com, Inc.* .................      1,155,825
   50,400              DeVry, Inc.* .........................      1,497,888
   52,800              First Marblehead Corp. (The)* ........      1,619,904
   17,600              ITT Educational Services, Inc.* ......        668,272
   25,300              Roto-Rooter, Inc. ....................      1,427,426
   17,850              Strayer Education, Inc. ..............      1,939,581
                                                                ------------
                                                                   8,308,896
                                                                ------------
                       Packaged Software (2.9%)
   36,000              FileNET Corp.* .......................      1,018,800
   31,500              Hyperion Solutions Corp.* ............      1,125,810
  148,900              Micromuse Inc.* ......................      1,334,144
   63,400              Quest Software, Inc.* ................        999,818
   79,000              Red Hat, Inc.* .......................      1,428,320
                                                                ------------
                                                                   5,906,892
                                                                ------------
                       Pharmaceuticals: Generic
                         Drugs (0.9%)
   27,900              Taro Pharmaceuticals Industries
                         Ltd. (Israel)* .....................      1,753,515
                                                                ------------
                       Pharmaceuticals: Other (1.0%)
   24,000              AtheroGenics, Inc.* ..................        460,800
   71,300              Noven Pharmaceuticals, Inc.* .........      1,659,864
                                                                ------------
                                                                   2,120,664
                                                                ------------


                       See Notes to Financial Statements

Morgan Stanley Special Growth Fund
PORTFOLIO OF INVESTMENTS [|] FEBRUARY 29, 2004 continued


      NUMBER OF
       SHARES                                                       VALUE
--------------------------------------------------------------------------------
                       Precious Metals (1.7%)
  326,800              Coeur D'Alene Mines Corp.* ..........   $  2,313,744
   70,200              Glamis Gold Ltd. (Canada)* ..........      1,095,822
                                                               ------------
                                                                  3,409,566
                                                               ------------
                       Publishing: Newspapers (1.3%)
   22,900              Media General, Inc. (Class A) .......      1,483,920
   23,250              Pulitzer Inc. .......................      1,199,700
                                                               ------------
                                                                  2,683,620
                                                               ------------
                       Real Estate Development (0.2%)
   10,800              MI Development, Inc. (Class A)* .....        317,088
                                                               ------------
                       Recreational Products (1.0%)
   10,000              Winnebago Industries, Inc. ..........        667,900
   53,600              WMS Industries, Inc.* ...............      1,424,152
                                                               ------------
                                                                  2,092,052
                                                               ------------
                       Regional Banks (1.0%)
   50,200              UCBH Holdings, Inc. .................      1,957,800
                                                               ------------
                       Restaurants (3.9%)
   19,500              CEC Entertainment, Inc.* ............      1,064,115
   73,000              Chicago Pizza & Browery, Inc.*             1,064,340
   27,525              P.F. Chang's China Bistro, Inc.*           1,339,642
   70,350              Sonic Corp.* ........................      2,385,569
  100,800              The Steak n Shake Co.* ..............      1,995,840
                                                               ------------
                                                                  7,849,506
                                                               ------------
                       Semiconductors (2.4%)
   26,700              Actel Corp.* ........................        659,490
   39,450              Integrated Circuit Systems,
                         Inc.* .............................      1,086,453
   48,000              Microsemi Corp.* ....................        748,800
   48,400              Power Integrations, Inc.* ...........      1,426,832
  120,500              Vitesse Semiconductor Corp.* ........        962,795
                                                               ------------
                                                                  4,884,370
                                                               ------------
                       Services to the Health
                         Industry (4.4%)
   19,200              Advisory Board Co. (The)* ...........        692,544
  128,500              Eclipsys Corp.* .....................      1,796,430
   53,400              NDC Health Corp. ....................      1,543,260
   26,260              Specialty Laboratories, Inc.* .......        313,544
   66,600              Stericycle, Inc.* ...................      3,079,584
   49,550              VistaCare, Inc. (Class A)* ..........      1,390,869
                                                               ------------
                                                                  8,816,231
                                                               ------------

      NUMBER OF
       SHARES                                                       VALUE
--------------------------------------------------------------------------------
                       Specialty Insurance (2.1%)
   84,100              Assurant, Inc.* .....................   $  2,164,734
    7,400              Markel Corp.* .......................      2,013,984
                                                               ------------
                                                                  4,178,718
                                                               ------------
                       Specialty Stores (4.9%)
   43,400              Brookstone, Inc.* ...................      1,074,150
   42,250              Cost Plus, Inc.* ....................      1,636,765
   17,575              Dick's Sporting Goods, Inc.* ........      1,018,823
   45,900              PETCO Animal Supplies, Inc.* ........      1,490,832
   36,100              Tractor Supply Co.* .................      1,545,802
   94,300              Tuesday Morning Corp.* ..............      3,111,900
                                                               ------------
                                                                  9,878,272
                                                               ------------
                       Specialty
                         Telecommunications (6.7%)
  120,200              IDT Corp. (Class B)* ................      2,494,150
   63,519              NTL, Inc.* ..........................      4,354,863
  206,400              PTEK Holdings, Inc.* ................      2,039,232
  129,700              SpectraSite, Inc.* ..................      4,747,020
                                                               ------------
                                                                 13,635,265
                                                               ------------
                       Telecommunication
                         Equipment (2.7%)
   30,500              Advanced Fibre
                         Communications, Inc.* .............        747,860
   83,400              Andrew Corp.* .......................      1,486,188
   43,100              Plantronics, Inc.* ..................      1,720,552
   25,900              Sierra Wireless Inc. (Canada)* ......        709,142
  139,800              Sonus Networks, Inc.* ...............        829,014
                                                               ------------
                                                                  5,492,756
                                                               ------------
                       Trucking (0.5%)
   25,000              Landstar System, Inc.* ..............        892,250
    4,300              Overnite Corp. ......................         94,170
                                                               ------------
                                                                    986,420
                                                               ------------
                       Wholesale Distributors (2.8%)
  100,605              Imagistics International Inc.* ......      4,522,195
   32,400              SCP Pool Corp.* .....................      1,174,500
                                                               ------------
                                                                  5,696,695
                                                               ------------
                       Wireless Telecommunications (0.6%)
   10,580              NII Holdings, Inc. (Class B)* .......      1,146,343
                                                               ------------
                       Total Common Stocks
                       (Cost $168,056,585) .................    200,484,198
                                                               ------------




                       See Notes to Financial Statements

Morgan Stanley Special Growth Fund
PORTFOLIO OF INVESTMENTS [|] FEBRUARY 29, 2004 continued


  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                          VALUE
----------------------------------------------------------------
              Short-Term Investment (0.6%)
              Repurchase Agreement
$    1,298    Joint repurchase agreement
                account 1.03% due
                03/01/04 (dated
                02/27/04; proceeds
                $1,298,111) (a)
                (Cost $1,298,000) ..........     $   1,298,000
                                                 -------------




Total Investments
(Cost $169,354,585) (b) .........    99.6%        201,782,198
Other Assets in Excess of
Liabilities .....................     0.4             751,607
                                    -----        ------------
Net Assets ......................   100.0%       $202,533,805
                                    =====        ============



-----------------------

ADR  American Depository Receipt.

 *   Non-income producing security.

(a)  Collateralized by federal agency and U.S. Treasury obligations.

(b) The aggregate cost for federal income tax purposes is $169,489,056. The aggregate gross unrealized appreciation is $34,824,928 and the aggregate gross unrealized depreciation is $2,531,786, resulting in net unrealized appreciation of $32,293,142.
















                       See Notes to Financial Statements

Morgan Stanley Special Growth Fund
FINANCIAL STATEMENTS



Statement of Assets and Liabilities
February 29, 2004




Assets:
Investments in securities, at value
 (cost $169,354,585)..............................................    $  201,782,198
Cash .............................................................            13,798
Receivable for:
  Investments sold ...............................................         5,171,827
  Shares of beneficial interest sold .............................           151,014
  Dividends ......................................................            21,221
Prepaid expenses and other assets ................................            57,078
                                                                      --------------
  Total Assets ...................................................       207,197,136
                                                                      --------------
Liabilities:
Payable for:
  Investments purchased ..........................................         3,919,823
  Shares of beneficial interest redeemed .........................           370,955
  Investment management fee ......................................           167,230
  Distribution fee ...............................................           128,326
Accrued expenses and other payables ..............................            76,997
                                                                      --------------
  Total Liabilities ..............................................         4,663,331
                                                                      --------------
  Net Assets .....................................................    $  202,533,805
                                                                      ==============
Composition of Net Assets:
Paid-in-capital ..................................................    $  450,867,329
Net unrealized appreciation ......................................        32,427,613
Accumulated net realized loss ....................................      (280,761,137)
                                                                      --------------
  Net Assets .....................................................    $  202,533,805
                                                                      ==============
Class A Shares:
Net Assets .......................................................    $   11,026,143
Shares Outstanding (unlimited authorized, $.01 par value).........           724,810
  Net Asset Value Per Share ......................................    $        15.21
                                                                      ==============
  Maximum Offering Price Per Share,
  (net asset value plus 5.54% of net asset value) ................    $        16.05
                                                                      ==============
Class B Shares:
Net Assets .......................................................    $  144,849,502
Shares Outstanding (unlimited authorized, $.01 par value).........        10,017,940
  Net Asset Value Per Share ......................................    $        14.46
                                                                      ==============
Class C Shares:
Net Assets .......................................................    $    7,751,427
Shares Outstanding (unlimited authorized, $.01 par value).........           537,047
  Net Asset Value Per Share ......................................    $        14.43
                                                                      ==============
Class D Shares:
Net Assets .......................................................    $   38,906,733
Shares Outstanding (unlimited authorized, $.01 par value).........         2,521,233
  Net Asset Value Per Share ......................................    $        15.43
                                                                      ==============


                       See Notes to Financial Statements

Morgan Stanley Special Growth Fund
FINANCIAL STATEMENTS continued


Statement of Operations
For the year ended February 29, 2004




Net Investment Loss:
Income
Dividends (net of $3,228 foreign withholding tax).........    $    261,562
Interest .................................................          19,699
                                                              ------------
  Total Income ...........................................         281,261
                                                              ------------
Expenses
Investment management fee ................................       1,874,720
Distribution fee (Class A shares) ........................          27,822
Distribution fee (Class B shares) ........................       1,328,359
Distribution fee (Class C shares) ........................          67,326
Transfer agent fees and expenses .........................         810,210
Shareholder reports and notices ..........................          83,059
Professional fees ........................................          55,565
Registration fees ........................................          53,041
Custodian fees ...........................................          38,191
Trustees' fees and expenses ..............................           6,832
Other ....................................................           8,234
                                                              ------------
  Total Expenses .........................................       4,353,359
                                                              ------------
  Net Investment Loss ....................................      (4,072,098)
                                                              ------------
Net Realized and Unrealized Gain:
Net realized gain ........................................      46,957,554
Net change in unrealized depreciation ....................      38,986,545
                                                              ------------
  Net Gain ...............................................      85,944,099
                                                              ------------
Net Increase .............................................    $ 81,872,001
                                                              ============




                       See Notes to Financial Statements

Morgan Stanley Special Growth Fund
FINANCIAL STATEMENTS continued


Statement of Changes in Net Assets



                                                                     FOR THE YEAR       FOR THE YEAR
                                                                        ENDED               ENDED
                                                                  FEBRUARY 29, 2004   FEBRUARY 28, 2003
                                                                 ------------------- ------------------
Increase (Decrease) in Net Assets:
Operations:
Net investment loss ............................................    $  (4,072,098)     $   (5,185,607)
Net realized gain (loss) .......................................       46,957,554        (136,471,712)
Net change in unrealized depreciation ..........................       38,986,545          13,316,273
                                                                    -------------      --------------
  Net Increase (Decrease) ......................................       81,872,001        (128,341,046)
Net decrease from transactions in shares of beneficial interest       (35,424,380)        (37,117,689)
                                                                    -------------      --------------
  Net Increase (Decrease) ......................................       46,447,621        (165,458,735)
Net Assets:
Beginning of period ............................................      156,086,184         321,544,919
                                                                    -------------      --------------
End of Period ..................................................    $ 202,533,805      $  156,086,184
                                                                    =============      ==============










                       See Notes to Financial Statements

Morgan Stanley Special Growth Fund
NOTES TO FINANCIAL STATEMENTS [|] FEBRUARY 29, 2004


1. Organization and Accounting Policies

Morgan Stanley Special Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks and other securities convertible into common stocks of small companies with market capitalizations, at the time of purchase, within the capitalization range of securities comprising the Russell 2000 Growth Index. The Fund was organized as a Massachusetts business trust on March 11, 1992 and commenced operations on August 2, 1993. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Manager") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's

Morgan Stanley Special Growth Fund
NOTES TO FINANCIAL STATEMENTS [|] FEBRUARY 29, 2004 continued


Trustees or by the Investment Manager using a pricing service and/or procedures approved by the Trustees of the Fund; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; (7) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Repurchase Agreements - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Federal Income Tax Policy - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.


2. Investment Management Agreement

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 1.0% to the portion of daily net assets not exceeding $1.5 billion; and 0.95% to the portion of daily net assets in excess of $1.5 billion.

Morgan Stanley Special Growth Fund
NOTES TO FINANCIAL STATEMENTS [|] FEBRUARY 29, 2004 continued


3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $22,994,372 at February 29, 2004.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended February 29, 2004, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended February 29, 2004, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $1,033, $231,619 and $3,079, respectively and received $28,226 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended February 29, 2004, aggregated $327,105,821 and $368,316,569, respectively. Included in the aforementioned are purchases and sales of $671,000 and $7,472,509, respectively with other Morgan Stanley funds including a net realized gain of $1,397,756.

Morgan Stanley Special Growth Fund
NOTES TO FINANCIAL STATEMENTS [|] FEBRUARY 29, 2004 continued


Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At February 29, 2004, the Fund had transfer agent fees and expenses payable of approximately $6,700.


5. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:




                                                         FOR THE YEAR                         FOR THE YEAR
                                                            ENDED                                ENDED
                                                      FEBRUARY 29, 2004                    FEBRUARY 28, 2003
                                              ----------------------------------   ----------------------------------
                                                   SHARES            AMOUNT             SHARES            AMOUNT
                                              ---------------   ----------------   ---------------   ----------------
CLASS A SHARES
Sold ......................................         638,445      $   7,630,889           987,720      $  12,701,010
Redeemed ..................................      (1,082,910)       (13,079,369)         (673,508)        (8,843,650)
                                                 ----------      -------------          --------      -------------
Net increase (decrease) - Class A .........        (444,465)        (5,448,480)          314,212          3,857,360
                                                 ----------      -------------          --------      -------------
CLASS B SHARES
Sold ......................................       1,355,968         16,938,182         1,309,652         17,497,072
Redeemed ..................................      (3,233,163)       (39,432,317)       (5,820,808)       (71,451,575)
                                                 ----------      -------------        ----------      -------------
Net decrease - Class B ....................      (1,877,195)       (22,494,135)       (4,511,156)       (53,954,503)
                                                 ----------      -------------        ----------      -------------
CLASS C SHARES
Sold ......................................         181,337          2,263,100           166,535          2,179,439
Redeemed ..................................        (230,226)        (2,766,800)         (293,001)        (3,519,887)
                                                 ----------      -------------        ----------      -------------
Net decrease - Class C ....................         (48,889)          (503,700)         (126,466)        (1,340,448)
                                                 ----------      -------------        ----------      -------------
CLASS D SHARES
Sold ......................................         838,789         10,586,217         2,091,888         29,118,203
Redeemed ..................................      (1,356,157)       (17,564,282)       (1,201,463)       (14,798,301)
                                                 ----------      -------------        ----------      -------------
Net increase (decrease) - Class D .........        (517,368)        (6,978,065)          890,425         14,319,902
                                                 ----------      -------------        ----------      -------------
Net decrease in Fund ......................      (2,887,917)     $ (35,424,380)       (3,432,985)     $ (37,117,689)
                                                 ==========      =============        ==========      =============



6. Legal Matters

The Investment Manager, certain affiliates of the Investment Manager, certain officers of such affiliates and certain investment companies advised by the Investment Manager or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. This consolidated action also names as defendants certain individual Trustees and Directors of the Morgan Stanley funds. The consolidated amended complaint generally alleges that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Investment Manager and certain affiliates of the Investment Manager allegedly offered economic incentives to brokers and others to recommend the funds advised by the Investment Manager or its affiliates to investors rather than funds managed by other companies, and (ii) that the funds advised by the Investment Manager or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their efforts to

Morgan Stanley Special Growth Fund
NOTES TO FINANCIAL STATEMENTS [|] FEBRUARY 29, 2004 continued


recommend these funds to investors. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants intend to move to dismiss the action and otherwise vigorously to defend it. While the Fund believes that it has meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of this matter.


7. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of February 29, 2004, the tax-basis components of accumulated losses were as follows:




Net accumulated earnings ............           --
Capital loss carryforward* ..........    (280,626,666)
Net unrealized appreciation .........      32,293,142
                                       --------------
Total accumulated losses ............  $ (248,333,524)
                                       ==============



* During the year ended February 29, 2004, the Fund utilized $45,726,370 of its net capital loss carryforward. As of February 29, 2004, the Fund had a net capital loss carryforward of $280,626,666 of which $121,165,857 will expire on February 28, 2010 and $159,460,809 will expire on February 28, 2011 to offset future capital gains to the extent provided by regulations.

As of February 29, 2004, the Fund had temporary book/tax differences attributable to capital loss deferrals on wash sales and permanent book/tax differences attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and net investment loss was credited $4,072,098.

Morgan Stanley Special Growth Fund
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                                           FOR THE YEAR ENDED FEBRUARY 28,
                                                         -------------------------------------------------------------------
                                                            2004*         2003          2002          2001         2000*
                                                         ----------- ------------- ------------- ------------- -------------
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period ...................    $ 9.64      $16.45        $24.42        $62.72        $23.13
                                                            ------      ------        ------        ------        ------
Income (loss) from investment operations:
 Net investment loss [+/+] .............................     (0.21)      (0.20)        (0.30)        (0.40)        (0.41)
 Net realized and unrealized gain (loss) ...............      5.78       (6.61)        (7.67)       (36.19)        42.93
                                                            ------      ------        ------        ------        ------
Total income (loss) from investment operations .........      5.57       (6.81)        (7.97)       (36.59)        42.52
                                                            ------      ------        ------        ------        ------
Less distributions from net realized gain ..............       --          --            --          (1.71)        (2.93)
                                                            ------      ------        ------        ------        ------
Net asset value, end of period .........................    $15.21      $ 9.64        $16.45        $24.42        $62.72
                                                            ======      ======        ======        ======        ======
Total Return+ ..........................................     57.78%     (41.40)%      (32.64)%      (59.57)%      191.77 %
Ratios to Average Net Assets(1):
Expenses ...............................................     1.81 %       1.76 %        1.59 %        1.33 %        1.40 %
Net investment loss ....................................    (1.66)%      (1.65)%       (1.40)%       (0.95)%       (1.13)%
Supplemental Data:
Net assets, end of period, in thousands ................  $11,026      $11,270       $14,064       $21,357       $36,835
Portfolio turnover rate ................................      177 %        119 %          25 %          37 %          59 %



------------

*     Year ended February 29.

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.








                       See Notes to Financial Statements

Morgan Stanley Special Growth Fund
FINANCIAL HIGHLIGHTS continued



                                                                             FOR THE YEAR ENDED FEBRUARY 28,
                                                         -----------------------------------------------------------------------
                                                             2004*          2003          2002          2001          2000*
                                                         ------------- ------------- ------------- ------------- ---------------
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period ...................      $ 9.23       $15.88        $23.76        $61.57          $22.84
                                                              ------      -------        ------        ------          ------
Income (loss) from investment operations:
 Net investment loss [+/+] .............................       (0.29)       (0.30)        (0.45)        (0.69)          (0.55)
 Net realized and unrealized gain (loss) ...............        5.52        (6.35)        (7.43)       (35.41)          42.21
                                                              ------      -------        ------        ------          ------
Total income (loss) from investment operations .........        5.23        (6.65)        (7.88)       (36.10)          41.66
                                                              ------      -------        ------        ------          ------
Less distributions from net realized gain ..............         --           --            --          (1.71)          (2.93)
                                                              ------      -------        ------        ------          ------
Net asset value, end of period .........................      $14.46       $ 9.23        $15.88        $23.76          $61.57
                                                              ======      =======        ======        ======          ======
Total Return+ ..........................................       56.66 %     (41.88)%      (33.16)%      (59.89)%        190.41 %
Ratios to Average Net Assets(1):
Expenses ...............................................        2.56 %       2.55 %        2.35 %        2.03 %          1.85 %
Net investment loss ....................................       (2.41)%      (2.44)%       (2.16)%       (1.65)%         (1.58)%
Supplemental Data:
Net assets, end of period, in thousands ................    $144,850     $109,784      $260,504      $459,380      $1,069,967
Portfolio turnover rate ................................         177 %        119 %          25 %          37 %            59 %



------------

*     Year ended February 29.

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.





                       See Notes to Financial Statements

Morgan Stanley Special Growth Fund
FINANCIAL HIGHLIGHTS continued



                                                                           FOR THE YEAR ENDED FEBRUARY 28,
                                                         -------------------------------------------------------------------
                                                            2004*         2003          2002          2001         2000*
                                                         ----------- ------------- ------------- ------------- -------------
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period ...................   $ 9.21       $15.85        $23.67        $61.40        $22.85
                                                           ------       ------        ------        ------        ------
Income (loss) from investment operations:
 Net investment loss [+/+] .............................    (0.29)       (0.30)        (0.41)        (0.73)        (0.70)
 Net realized and unrealized gain (loss) ...............     5.51        (6.34)        (7.41)       (35.29)        42.18
                                                           ------       ------        ------        ------        ------
Total income (loss) from investment operations .........     5.22        (6.64)        (7.82)       (36.02)        41.48
                                                           ------       ------        ------        ------        ------
Less distributions from net realized gain ..............     --            --            --          (1.71)        (2.93)
                                                           ------       ------        ------        ------        ------
Net asset value, end of period .........................   $14.43       $ 9.21        $15.85        $23.67        $61.40
                                                           ======       ======        ======        ======        ======
Total Return+ ..........................................    56.79 %     (41.78)%      (33.16)%      (59.93)%      189.51 %
Ratios to Average Net Assets(1):
Expenses ...............................................     2.56 %       2.55 %        2.20 %        2.16 %        2.18 %
Net investment loss ....................................    (2.41)%      (2.44)%       (2.01)%       (1.78)%       (1.91)%
Supplemental Data:
Net assets, end of period, in thousands ................   $7,751       $5,398       $11,294       $19,639       $28,675
Portfolio turnover rate ................................      177 %        119 %          25 %          37 %          59 %



------------

*     Year ended February 29.

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.






                       See Notes to Financial Statements

Morgan Stanley Special Growth Fund
FINANCIAL HIGHLIGHTS continued


                                                                           FOR THE YEAR ENDED FEBRUARY 28,
                                                         -------------------------------------------------------------------
                                                            2004*         2003          2002          2001         2000*
                                                         ----------- ------------- ------------- ------------- -------------
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period ...................    $ 9.75      $16.61        $24.60        $63.11        $23.20
                                                            ------      ------        ------        ------        ------
Income (loss) from investment operations:
 Net investment loss [+/+] .............................     (0.18)      (0.18)        (0.25)        (0.32)        (0.35)
 Net realized and unrealized gain (loss) ...............      5.86       (6.68)        (7.74)       (36.48)        43.19
                                                            ------      ------        ------        ------        ------
Total income (loss) from investment operations .........      5.68       (6.86)        (7.99)       (36.80)        42.84
                                                            ------      ------        ------        ------        ------
Less distributions from net realized gain ..............       --          --            --          (1.71)        (2.93)
                                                            ------      ------        ------        ------        ------
Net asset value, end of period .........................    $15.43      $ 9.75        $16.61        $24.60        $63.11
                                                            ======      ======        ======        ======        ======
Total Return+ ..........................................     58.26 %    (41.30)%      (32.48)%      (59.53)%      192.59 %
Ratios to Average Net Assets(1):
Expenses ...............................................      1.56 %      1.55 %        1.35 %        1.16 %        1.18 %
Net investment loss ....................................     (1.41)%     (1.44)%       (1.16)%       (0.78)%       (0.91)%
Supplemental Data:
Net assets, end of period, in thousands ................   $38,907     $29,634       $35,683       $41,207       $21,570
Portfolio turnover rate ................................       177%        119 %          25 %          37 %          59 %



------------

*     Year ended February 29.

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.




                       See Notes to Financial Statements

Morgan Stanley Special Growth Fund
INDEPENDENT AUDITORS' REPORT





To the Shareholders and Board of Trustees of Morgan Stanley Special Growth Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Special Growth Fund (the "Fund"), including the portfolio of investments, as of February 29, 2004, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Special Growth Fund as of February 29, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
April 15, 2004

APPENDIX A MORGAN STANLEY INVESTMENT MANAGEMENT
        PROXY VOTING POLICY AND PROCEDURES
--------------------------------------------------------------------------------
I. POLICY STATEMENT


     INTRODUCTION. Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

     Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

     PROXY RESEARCH SERVICES. To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

     VOTING PROXIES FOR CERTAIN NON-US COMPANIES. While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.


II. GENERAL PROXY VOTING GUIDELINES

     To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.


III. GUIDELINES


A. MANAGEMENT PROPOSALS

   1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

       o  Selection or ratification of auditors.

       o  Approval of financial statements, director and auditor reports.

       o  Election of Directors.

       o Limiting Directors' liability and broadening indemnification of Directors.

       o Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

       o Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

       o Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

       o  General updating/corrective amendments to the charter.

       o  Elimination of cumulative voting.

       o  Elimination of preemptive rights.

       o Provisions for confidential voting and independent tabulation of voting results.

       o Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

   2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.


       Capitalization changes

       o Capitalization changes that eliminate other classes of stock and voting rights.

       o Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

       o Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.


       o  Proposals for share repurchase plans.


       o Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.


       o  Proposals to effect stock splits.


       o Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.


       Compensation


       o Director fees, provided the amounts are not excessive relative to other companies in the country or industry.


       o Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.


       o Establishment of Employee Stock Option Plans and other employee ownership plans.


       Anti-Takeover Matters


       o Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.


       o Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.


   3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.


       o Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.


       o Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.


       o  Creation of "blank check" preferred stock.


       o  Changes in capitalization by 100% or more.


       o Compensation proposals that allow for discounted stock options which have not been offered to employees in general.


       o Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.


       o  Proposals to indemnify auditors.

   4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.


       Corporate Transactions


       o Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

       o Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

       o Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

       o Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

          (i)     Whether the stock option plan is incentive based;

          (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

          (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.


       Anti-Takeover Provisions


       o  Proposals requiring shareholder ratification of poison pills.

       o Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.


B. Shareholder Proposals


   1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

       o  Requiring auditors to attend the annual meeting of shareholders.

       o Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

       o Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

       o  Confidential voting.

       o  Reduction or elimination of supermajority vote requirements.


   2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

       o  Proposals that limit tenure of directors.

       o  Proposals to limit golden parachutes.

       o Proposals requiring directors to own large amounts of stock to be eligible for election.

       o  Restoring cumulative voting in the election of directors.

       o Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

       o  Proposals that limit retirement benefits or executive compensation.

       o  Requiring shareholder approval for bylaw or charter amendments.

       o Requiring shareholder approval for shareholder rights plan or poison pill.

       o  Requiring shareholder approval of golden parachutes.

       o  Elimination of certain anti-takeover related provisions.

       o  Prohibit payment of greenmail.

   3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

       o Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

       o Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

       o Proposals that require inappropriate endorsements or corporate actions.


IV. ADMINISTRATION OF PROXY POLICIES AND PROCEDURES


A. PROXY REVIEW COMMITTEE

   1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

       (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

       (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

       (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

       (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.


       (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.


       (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.


       (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

                       MORGAN STANLEY SPECIAL GROWTH FUND

                            PART C OTHER INFORMATION

Item 23.     Exhibits

a(1). Declaration of Trust of the Registrant, dated March 11, 1992, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on April 24, 1996.

 (2). Instrument Establishing and Designating Additional Classes is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on July 18, 1997.

 (3). Form of Amendment to the Declaration of Trust of the Registrant, dated June 25, 1999 , is incorporated by reference to Exhibit 1(c) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on June 25, 1999.

 (4). Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, is incorporated by reference to Exhibit 1(f) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on May 29, 2002.

 (5). Amendment to the Declaration of Trust of the Registrant, dated April 29, 2002, is incorporated by reference to Exhibit 1(e) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on May 29, 2002.

 (6). Amendment to the Declaration of Trust of the Registrant, dated April 29, 2002, is incorporated by reference to Exhibit 1(d) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on May 29, 2002.

b. Amended and Restated By-Laws of the Registrant, dated April 24, 2003, is incorporated by reference to Exhibit b of Past-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on April 29, 2003.

c.        Not Applicable.

d(1). Form of Amended and Restated Investment Management Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., dated May 1, 2004, is filed herein.

 (2). Form of Sub-Advisory Agreement between Morgan Stanley Investment Advisors Inc. and TCW Investment Management Company, dated July 6, 2001, is incorporated by reference to Exhibit 4(b) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on May 29, 2002.

e(1). Amended Distribution Agreement between the Registrant and Morgan Stanley Distributors Inc., dated June 22, 1998, is incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on June 25, 1999.

 (2).     Selected Dealers Agreement between Morgan Stanley Distributors
          Inc. and Morgan Stanley DW Inc. is incorporated by reference to
          Exhibit 6(b) of Post-Effective No. 4 to the Registration Statement on Form N-1A, filed on April 24, 1996.

f.        Not Applicable.

g(1). Custody Agreement between The Bank of New York and the Registrant is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on April 24, 1996.

 (2). Amendment dated April 17, 1996 to the Custody Agreement is incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on April 24, 1996.

 (3). Amendment dated June 15, 2001 to the Custody Agreement of the Registrant, is incorporated by reference to Exhibit 7(c) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on May 29, 2002.

 (4). Foreign Custody Manager Agreement between The Bank of New York and the Registrant, dated June 15, 2001, is incorporated by reference to
          Exhibit 7(d) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on May 29, 2002.

h(1). Amended and Restated Transfer Agency and Service Agreement, dated September 1, 2000, is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on April 26, 2001.

 (2). Amended Services Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc., dated June 22, 1998, is incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on April 24, 2000.

i(1). Opinion of Sheldon Curtis, Esq., dated June 14, 1993, is incorporated by reference to Exhibit 9(a) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on June 25, 1999.

 (2). Opinion of Lane Altman & Owens LLP, Massachusetts Counsel, dated June 14, 1993, is incorporated by reference to Exhibit 9(b) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on June 25, 1999.

j.        Consent of Independent Auditors, filed herein.

k.        Not Applicable.

l.        Not Applicable.

m. Form of Amended and Restated Plan of Distribution pursuant to Rule 12b-1, dated May 1, 2004, between the Registrant and Morgan Stanley Distributors Inc., filed herein.

n. Amended Multi-Class Plan pursuant to Rule 18f-3, dated March 12, 2001, is incorporated by reference to Exhibit 14 of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on April 26, 2001.

o.        Not applicable

p(1).     Code of Ethics of Morgan Stanley Investment Management, filed herein.

 (2).     Code of Ethics of the Morgan Stanley Funds, filed herein.

 (3).     Code of Ethics of The TCW Group Inc., is incorporated by reference to
          Exhibit 16(c) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on April 24, 2000.

Other     Powers of Attorney of Trustees, dated January 30, 2004, filed herein.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

      None

ITEM 25. INDEMNIFICATION.

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

     Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co. Incorporated.

THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA 19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

      NAME AND POSITION WITH                      OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS                  INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------                ----------------------------------------------------------------
Mitchell M. Merin                                 President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer                Investment Management; Chairman and Director of Morgan Stanley
and Director                                      Distributors; Chairman and Director of Morgan Stanley Trust;
                                                  President, Chief Executive Officer and Director of Morgan
                                                  Stanley Services; President of the Morgan Stanley Retail Funds
                                                  and the Institutional Funds; Director of Morgan Stanley
                                                  Investment Management Inc.; Director of various Morgan Stanley subsidiaries; Trustee, President and Chief Executive Officer of
                                                  the Van Kampen Open-End Funds; President and Chief Executive
                                                  Officer of the Van Kampen Closed-End Funds.

Barry Fink                                        Managing Director and General Counsel of Morgan Stanley
Managing Director and                             Investment Management; Managing Director and Director of Morgan
Director                                          Stanley Services; Managing Director, Secretary, and Director of
                                                  Morgan Stanley Distributors; Vice President and General Counsel
                                                  of the Morgan Stanley Funds.

A. Thomas Smith III                               Vice President and Assistant Secretary of the Morgan Stanley
Managing Director and                             Funds.
General Counsel

Joseph J. McAlinden                               Chief Investment Officer and Managing Director of Morgan Stanley
Managing Director and                             Investment Management Inc.; Director of Morgan Stanley Trust.
Chief Investment Officer

Ronald E. Robison                                 Managing Director, Chief Administrative Officer and Director of
Managing Director,                                Morgan Stanley Services; Chief Executive Officer and Director
Chief Administrative Officer and                  of Morgan Stanley Trust; Managing Director of the Distributor;
Director                                          Executive Vice President and Principal Executive Officer of the
                                                  Morgan Stanley Funds.

P. Dominic Caldecott                              Managing Director of Morgan Stanley Investment Management Inc.,
Managing Director                                 and Morgan Stanley Investment Management Limited.; Vice President
                                                  and Investment Manager of Morgan Stanley & Co. International.

Rajesh K. Gupta                                   Managing Director and Chief Administrative Officer-Investments
Managing Director and                             of Morgan Stanley Investment Management Inc.
Chief Administrative Officer-
Investments

John B. Kemp, III                                 President and Chief Executive Officer of Morgan Stanley
Executive Director                                Distributors.

Francis J. Smith                                  Executive Director of Morgan Stanley Services; Vice President
Executive Director                                and Chief Financial Officer of the Morgan Stanley Funds.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)  Active Assets California Tax-Free Trust
(2)  Active Assets Government Securities Trust
(3)  Active Assets Institutional Government Securities Trust
(4)  Active Assets Institutional Money Trust
(5)  Active Assets Money Trust
(6)  Active Assets Tax-Free Trust
(7)  Morgan Stanley Aggressive Equity Fund
(8)  Morgan Stanley Allocator Fund
(9)  Morgan Stanley American Opportunities Fund
(10) Morgan Stanley Balanced Growth Fund
(11) Morgan Stanley Balanced Income Fund
(12) Morgan Stanley Biotechnology Fund
(13) Morgan Stanley California Tax-Free Daily Income Trust
(14) Morgan Stanley California Tax-Free Income Fund
(15) Morgan Stanley Capital Opportunities Trust
(16) Morgan Stanley Convertible Securities Trust
(17) Morgan Stanley Developing Growth Securities Trust
(18) Morgan Stanley Dividend Growth Securities Inc.
(19) Morgan Stanley European Growth Fund Inc.
(20) Morgan Stanley Federal Securities Trust
(21) Morgan Stanley Financial Services Trust
(22) Morgan Stanley Flexible Income Trust
(23) Morgan Stanley Fund of Funds
(24) Morgan Stanley Fundamental Value Fund
(25) Morgan Stanley Global Advantage Fund
(26) Morgan Stanley Global Dividend Growth Securities
(27) Morgan Stanley Global Utilities Fund
(28) Morgan Stanley Growth Fund
(29) Morgan Stanley Hawaii Municipal Trust

(30) Morgan Stanley Health Sciences Trust
(31) Morgan Stanley High Yield Securities Inc.
(32) Morgan Stanley Income Builder Fund
(33) Morgan Stanley Information Fund
(34) Morgan Stanley International Fund
(35) Morgan Stanley International SmallCap Fund
(36) Morgan Stanley International Value Equity Fund
(37) Morgan Stanley Japan Fund
(38) Morgan Stanley KLD Social Index Fund
(39) Morgan Stanley Latin American Growth Fund
(40) Morgan Stanley Limited Duration Fund
(41) Morgan Stanley Limited Duration U.S. Treasury Trust
(42) Morgan Stanley Limited Term Municipal Trust
(43) Morgan Stanley Liquid Asset Fund Inc.
(44) Morgan Stanley Mid-Cap Value Fund
(45) Morgan Stanley Multi-State Municipal Series Trust
(46) Morgan Stanley Nasdaq-100 Index Fund
(47) Morgan Stanley Natural Resource Development Securities Inc.
(48) Morgan Stanley New York Municipal Money Market Trust
(49) Morgan Stanley New York Tax-Free Income Fund
(50) Morgan Stanley Pacific Growth Fund Inc.
(51) Morgan Stanley Prime Income Trust
(52) Morgan Stanley Quality Income Trust
(53) Morgan Stanley Real Estate Fund
(54) Morgan Stanley S&P 500 Index Fund
(55) Morgan Stanley Select Dimensions Investment Series
(56) Morgan Stanley Small-Mid Special Value Fund
(57) Morgan Stanley Special Growth Fund
(58) Morgan Stanley Special Value Fund
(59) Morgan Stanley Strategist Fund
(60) Morgan Stanley Tax-Exempt Securities Trust
(61) Morgan Stanley Tax-Free Daily Income Trust

(62) Morgan Stanley Total Market Index Fund
(63) Morgan Stanley Total Return Trust
(64) Morgan Stanley U.S. Government Money Market Trust
(65) Morgan Stanley U.S. Government Securities Trust
(66) Morgan Stanley Utilities Fund
(67) Morgan Stanley Value-Added Market Series
(68) Morgan Stanley Value Fund
(69) Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. None of the following persons has any position or office with the Registrant.

                                    POSITIONS AND OFFICE WITH
NAME                               MORGAN STANLEY DISTRIBUTORS
----                       ----------------------------------------------
John Schaeffer                               Director

Fred Gonfiantini           Executive Director and Financial Operations
                           Principal

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

ITEM 29. MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 29th day of April, 2004.


                                 MORGAN STANLEY SPECIAL GROWTH FUND


                                 By /s/ Barry Fink
                                    --------------------------------
                                        Barry Fink
                                        Vice President


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 15 has been signed below by the following persons in the capacities and on the dates indicated.



         Signatures                                  Title                        Date
         ----------                                  -----                        ----
(1) Principal Executive Officer              Executive Vice President and
                                             Principal Executive Officer
By /s/ Ronald E. Robison                                                         04/29/04
   ---------------------------
       Ronald E. Robison


(2) Principal Financial Officer             Chief Financial Officer

By /s/ Francis J. Smith                                                          04/29/04
   -----------------------
       Francis J. Smith


(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    James F. Higgins


By /s/ Barry Fink                                                                04/29/04
   ---------------------------------
       Barry Fink
       Attorney-in-Fact

     Michael Bozic         Manuel H. Johnson
     Edwin J. Garn         Joseph J. Kearns
     Wayne E. Hedien       Michael E. Nugent
                           Fergus Reid


By /s/ Carl Frischling                                                           04/29/04
   -----------------------
       Carl Frischling
       Attorney-in-Fact


                       MORGAN STANLEY SPECIAL GROWTH FUND

                                  EXHIBIT INDEX
                                  -------------


d. Form of Amended and Restated Investment Management Agreement, dated May 1, 2004.

j.       Consent of Independent Auditors.

m. Form of Amended and Restated Plan of Distribution pursuant to Rule 12b-1, dated May 1, 2004.

p(1).    Code of Ethics of Morgan Stanley Investment Management.

p(2).    Code of Ethics of the Morgan Stanley Funds.

Other.   Powers of Attorney for Trustees, dated January 30, 2004.